                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536

                                     [LOGO]
--------------------------------------------------------------------------------

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.


     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2007-C

$640,979,000 (approximate) Classes 6-A-1, 6-A-2, 7-A-1, 7-A-2, 7-A-3, 7-A-4,
7-A-5, M-1, M-2, M-3, M-4, M-5, M-6, M-7 and M-8 (Offered Certificates)

Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

U.S. Bank National Association
Trustee and Custodian


April 24, 2007
                                     [LOGO]

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

                                     To Call

------------------------------------------------------ ---------------- --------- -------------------------------------------------
                                                              Est.     Est. Prin.
                   Approx.          Interest - Principal      WAL        Window     Delay                   Expected
Class              Size(1)               Type(2)           (yrs)(3)    (mos) (3)     Days                   Ratings
--------------------------------------------- --------------------------- --------- ---------------- -- ----------- ---------------
Offered Certificates                                                                         Moody's     S&P           Fitch
--------------------                                                                         -------     ---           -----
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  6-A-1           $68,349,000       Floating Rate - Super     2.60       1 - 84      0         Aaa       AAA            AAA
                                            Senior
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  6-A-2            $7,594,000       Floating Rate - Super     2.60       1 - 84      0         Aaa       AAA            AAA
                                        Senior Support
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  7-A-1          $336,928,000       Floating Rate - Super     3.25      1 - 84       0         Aaa       AAA            AAA
                                            Senior
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  7-A-2           $53,480,000       Floating Rate - Super     3.25      1 - 84       0         Aaa       AAA            AAA
                                        Senior Support
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  7-A-3           $72,660,000       Floating Rate - Super     1.50      1 - 35       0         Aaa       AAA            AAA
                                            Senior
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  7-A-4           $40,292,000       Floating Rate - Super     3.90      35-62        0         Aaa       AAA            AAA
                                            Senior
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
  7-A-5           $31,445,000       Floating Rate - Super     6.46      62-84        0         Aaa       AAA            AAA
                                            Senior
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-1             $7,719,000     Floating Rate - Mezzanine   5.03       37 - 84     0         Aa1       AA+            AA+
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-2             $3,216,000     Floating Rate - Mezzanine   5.03       37 - 84     0         Aa2       AA+            AA+
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-3             $3,216,000     Floating Rate - Mezzanine   5.03       37 - 84     0         Aa3       AA+            AA+
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-4             $3,216,000     Floating Rate - Mezzanine   5.03       37 - 84     0         A1        AA             N/R
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-5             $3,216,000     Floating Rate - Mezzanine   5.03       37 - 84     0         A2        AA             N/R
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-6             $3,216,000     Floating Rate - Mezzanine   4.99       37 - 84     0         N/R       AA-            N/R
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-7             $3,216,000     Floating Rate - Mezzanine   4.75       37 - 78     0        Baa2        A             N/R
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
   M-8             $3,216,000     Floating Rate - Mezzanine   3.98       37 - 64     0         N/R       BBB            N/R
--------------------------------- --------------------------- --------- ------------------- ---------------------- ---------------
Certificates Not Offered Hereunder
----------------------------------
---------------------------------------------------------------------------------------------------------------------------
   CE              N/A
-------------------------- ------------------------------------------------------------------------------------------------
    R              N/A
-------------------------- ------------------------------------------------------------------------------------------------

(1)  Class sizes are approximate and are subject to a +/- 5% variance.

(2) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Pool Cap. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

(3) Estimated weighted average life and principal window for the Offered Certificates are estimated to the 10% cleanup call at a pricing speed of 100% PPC.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity

------------------------------------------------------ ---------------- --------- -------------------------------------------------
                                                              Est.     Est. Prin.
                   Approx.          Interest - Principal      WAL        Window     Delay                   Expected
Class              Size(1)               Type(2)           (yrs)(3)    (mos) (3)     Days                   Ratings
--------------------------------------------- --------------------------- --------- ---------------- -- ----------- ---------------
Offered Certificates                                                                         Moody's            S&P           Fitch
--------------------                                                                         -------            ---           -----
--------------- --------------------- --------- -----------------------------------------------------------------------------------
 6-A-1            $68,349,000       Floating Rate - Super      2.65     1 - 118      0         Aaa              AAA             AAA
                                            Senior
---------------- --------------------- --------- -------------------------------------- ---------- --------------------------------
 6-A-2             $7,594,000       Floating Rate - Super                            0         Aaa              AAA             AAA
                                        Senior Support         2.65     1 - 118
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
 7-A-1           $336,928,000       Floating Rate - Super      3.42     1 - 152      0         Aaa              AAA             AAA
                                            Senior
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
 7-A-2            $53,480,000       Floating Rate - Super               1 - 152      0         Aaa              AAA             AAA
                                        Senior Support         3.42
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
 7-A-3            $72,660,000       Floating Rate - Super                1 - 35      0         Aaa              AAA             AAA
                                            Senior             1.50
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
 7-A-4            $40,292,000       Floating Rate - Super                 35-62      0         Aaa              AAA             AAA
                                            Senior             3.90
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
 7-A-5            $31,445,000       Floating Rate - Super                62-152      0         Aaa              AAA             AAA
                                            Senior             7.23
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-1              $7,719,000     Floating Rate - Mezzanine    5.25    37 - 108      0         Aa1              AA+             AA+
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-2              $3,216,000     Floating Rate - Mezzanine    5.21    37 - 101      0         Aa2              AA+             AA+
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-3              $3,216,000     Floating Rate - Mezzanine    5.18     37 - 98      0         Aa3              AA+             AA+
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-4              $3,216,000     Floating Rate - Mezzanine    5.14     37 - 94      0         A1               AA              N/R
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-5              $3,216,000     Floating Rate - Mezzanine    5.08     37 - 90      0         A2               AA              N/R
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-6              $3,216,000     Floating Rate - Mezzanine    4.99     37 - 85      0        Baa1              AA-             N/R
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-7              $3,216,000     Floating Rate - Mezzanine    4.75     37 - 78      0        Baa2               A              N/R
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
  M-8              $3,216,000     Floating Rate - Mezzanine    3.98     37 - 64      0         N/R              BBB             N/R
---------------- ---------------- ---------------------------------- ----------- ---------- -------------- -------------- ----------
Certificates Not Offered Hereunder
----------------------------------
---------------- -------------------------------------------------------------------------------------------------------------------
   CE                           N/A
---------------- -------------------------------------------------------------------------------------------------------------------
   R                            N/A
--------------- --------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are approximate and are subject to a +/- 5% variance.

(2) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Pool Cap. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

(3) Estimated weighted average life and principal window for the Offered Certificates are estimated to maturity at a pricing speed of 100% PPC.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGOD]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Transaction................................Banc of America Funding Corporation,  Mortgage  Pass-Through
                                           Certificates, Series 2007-C

Issuing Entity.............................Banc of America Funding 2007-C Trust

Lead Manager (Book Runner).................Banc of America Securities LLC

Master Servicer and Securities
Administrator..............................Wells Fargo Bank, N.A.

Originators of the
Mortgage Loans.............................Bank of  America,  National  Association,  Countrywide  Home
                                           Loans,  Inc.,  JPMorgan  Chase Bank,  National  Association,
                                           National City Mortgage Co. and Wells Fargo Bank, N.A.

Servicers of the
Mortgage Loans.............................Bank of America,  National  Association,  Chase Home Finance
                                           LLC,  Countrywide  Home Loans  Servicing  LP,  National City
                                           Mortgage Co. and Wells Fargo Bank, N.A.

Sponsor....................................Bank of America, National Association

Depositor..................................Banc of America Funding Corporation

Trustee and Custodian......................U.S. Bank National Association

Supplemental Interest Trust Trustee........Wells Fargo Bank, N.A.

Rating Agencies............................Standard & Poor's, a division of The McGraw-Hill  Companies,
                                           Inc., Moody's Investors Service, Inc. and Fitch Ratings.

Swap Provider..............................To be determined.

Cap Provider...............................To be determined.

Total Transaction Size.....................$643,231,598 (+/- 5%)


Total Offered Hereby.......................$640,979,000 (+/- 5%)

Offered Certificates.......................Class 6-A-1,  Class 6-A-2,  Class 7-A-1,  Class 7-A-2, Class
                                           7-A-3, Class 7-A-4, Class 7-A-5, Class M-1, Class M-2, Class
                                           M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7 and Class
                                           M-8

Group 6 Certificates.......................Class 6-A-1 and Class 6-A-2

Group 7 Certificates.......................Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class
                                           7-A-5

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       5

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


The  Mortgage Pool......................The "Mortgage Pool" will consist of two groups of adjustable rate,  conventional,  fully  amortizing  mortgage loans (the
                                        "Mortgage   Loans")  secured  by  first  liens  on  one-  to
                                        four-family properties.

Group 6 Mortgage Loans..................The Group 6 Mortgage Loans consist of Six-Month and One-Year
                                        LIBOR and  One-Year  CMT-based  conforming  ARMs  secured by first  lien,  one-to-four  family,  residential  properties.
                                        Generally,  the Group 6 Mortgage Loans have a fixed interest rate  for  the 3, 5, 7 or 10  years  after  origination  and thereafter  the  Group  6  Mortgage  Loans  have a  variable interest rate.  Approximately 66.12% of the Group 6 Mortgage
                                        Loans  require only the payment of interest  until the 37th,
                                        61st,  85th,  or  121st  payment.  Generally,  the  mortgage interest  rate  adjusts  at the  end of  the  initial  fixed
                                        interest   rate   period  and   semi-annually   or  annually
                                        thereafter.  Substantially all of the Group 6 Mortgage Loans have original  terms to maturity of  approximately  30 to 40 years.


Group 7 Mortgage Loans..................The Group 7 Mortgage Loans consist of Six-Month and One-Year
                                        LIBOR and One-Year  CMT-based  conforming  and jumbo balance
                                        ARMs secured by first lien, one-to-four family,  residential properties.  Generally,  the Group 7  Mortgage  Loans have a fixed  interest rate for the 1, 3, 4, 5, 7 or 10 years after origination and thereafter the Group 7 Mortgage Loans have a variable interest rate.  Approximately 85.03% of the Group 7
                                        Mortgage  Loans  require only the payment of interest  until the 37th,  61st,  85th,  or 121st  payment.  Generally,  the mortgage  interest  rate  adjusts at the end of the  initial fixed  interest  rate period and  semi-annually  or annually thereafter.  Substantially all of the Group 7 Mortgage Loans have original  terms to maturity of  approximately  15 to 40 years.

OC Mortgage Loans.......................The Group 6 and Group 7 Mortgage Loans.

Expected Pricing Date...................Week of April 22, 2007

Closing Date............................On or about April 30, 2007

Distribution Date.......................20th day of each month, or the next succeeding  business day
                                        (First Distribution Date: May 21, 2007)

Cut-off Date............................April 1, 2007

Senior Certificates.....................Class 6-A-1,  Class 6-A-2,  Class 7-A-1,  Class 7-A-2, Class
                                        7-A-3, Class 7-A-4 and Class 7-A-5

Mezzanine Certificates..................Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                        M-6, Class M-7 and Class M-8

Super Senior Certificates...............Class 6-A-1, Class 7-A-1, Class 7-A-3, Class 7-A-4 and Class
                                        7-A-5

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       6

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Super Senior Support Certificates.......Class 6-A-2 and Class 7-A-2

Day Count...............................Actual/360

Final Scheduled Distribution Date.......May 20, 2047

Prepayment Speed Assumption.............100% PPC. A prepayment assumption of 100% PPC represents the percentage of CPR for the applicable period set forth in the table  under the  heading  "Prepayment  Curve" (i) under the heading "A" for the OC  Mortgage  Loans with  initial  fixed interest rate periods of 3 years or less after  origination,
                                        (ii) under the heading  "B" for the OC  Mortgage  Loans with initial  fixed  interest  rate  periods  of  5  years  after origination, (iii) under the heading "C" for the OC Mortgage
                                        Loans with initial  fixed  interest  rate periods of 7 years after origination,  or (iv) under the heading "D" for the OC
                                        Mortgage  Loans with initial fixed  interest rate periods of
                                        10 years  after  origination.  No  percentage  of PPC  shall exceed 85% CPR.

Clearing................................DTC, Clearstream and Euroclear

Denominations                            Original Certificate     Minimum                 Incremental
                                                 Form            Denominations          Denominations
                                                 ----            -------------          -------------

         Senior Certificates                   Book Entry            $1,000                     $1

         Mezzanine Certificates                Book Entry           $25,000                     $1

Determination Date......................For any  Distribution  Date,  the 16th  day of the  month in which the Distribution  Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date.............................One business day preceding any Distribution Date.

SMMEA Eligibility.......................The Senior  Certificates and the Class M-1, Class M-2, Class
                                        M-3,  Class M-4 and Class M-5  Certificates  are expected to constitute  "mortgage  related  securities"  for purposes of
                                        SMMEA.

Tax Structure...........................For federal income tax purposes, certain segregated portions of the  Issuing  Entity will be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC"). Each of the Offered  Certificates  represents  an interest in two assets  for  federal  income  tax  purposes:  (i) a "regular
                                        interest"   in  a   REMIC,   which   will  be   treated   as
                                        newly-originated  debt  instruments  for most federal income tax purposes and (ii) the right to payment of Cap  Carryover
                                        Amounts  and  the   obligation   to  make  payments  to  the
                                        Supplemental  Interest Trust which are expected to represent an interest  in a notional  principal  contract  for federal
                                        income  tax  purposes.   Certain   classes  of  the  Offered
                                        Certificates  may be issued with "original  issue  discount"
                                        depending  on their  issue  price.  If your class of Offered


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       7

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


                                        Certificates  is issued with original  issue  discount,  you must report  original issue discount income over the life of
                                        such   Certificate,   often  well   before  such  income  is
                                        distributed in cash to you.

Optional Termination....................The NIMS  Insurer,  if any, will have the option to purchase all the OC  Mortgage  Loans  and  any  properties  that  the
                                        Issuing  Entity  acquired in  satisfaction  of any of the OC
                                        Mortgage  Loans.  If there is no NIMS Insurer,  the majority holder of the Class CE Certificates will have the option. If the majority  holder of the Class CE  Certificates  fails to exercise  the  option  on the first  possible  date or is an affiliate of the Sponsor,  the Master Servicer will have the option.  This  option can be  exercised  when the  aggregate
                                        Stated  Principal  Balance of the OC Mortgage  Loans is less than 10% of the aggregate unpaid principal balance of the OC
                                        Mortgage  Loans as of the Cut-off Date;  provided,  however, any optional  termination will be permitted only pursuant to a "qualified  liquidation"  as defined under Section 860F of the  Internal  Revenue Code of 1986,  as amended.  The first
                                        Distribution Date on which such option could be exercised is referred to herein as the "Optional Termination Date."

The Pooling Agreement...................The  Certificates  will be issued  pursuant to a Pooling and
                                        Servicing  Agreement  (the "Pooling  Agreement") to be dated the Closing Date, among the Depositor,  the Master Servicer, the Securities Administrator and the Trustee.

ERISA Eligibility.......................The Offered Certificates,  exclusive of the right to receive payments from the Supplemental  Interest Trust, are expected to be eligible  for  purchase by or on behalf of an employee
                                        benefit  plan  or   arrangement,   including  an  individual
                                        retirement  account,  subject  to  the  Employee  Retirement
                                        Income Security Act of 1974, as amended  ("ERISA"),  Section
                                        4975 of the Internal  Revenue Code of 1986,  as amended (the
                                        "Code") or any federal,  state or local law ("Similar  Law")
                                        which is  similar  to ERISA  or the  Code  (collectively,  a
                                        "Plan")  if the  conditions  of the  Exemption  (as  defined below) are met. Prior to the termination of the Supplemental
                                        Interest Trust, a Plan must also meet the requirements of an investor-based  class exemption or statutory exemption to be eligible to purchase the Offered Certificates.

                                        The U.S. Department of Labor has extended to Banc of America
                                        Securities LLC an administrative exemption (the "Exemption")
                                        from certain of the  prohibited  transaction  rules of ERISA and the related excise tax provisions of Section 4975 of the
                                        Code with respect to the initial  purchase,  the holding and the subsequent  resale by certain Plans of  certificates  in pass-through  trusts  that  consist of certain  receivables, loans and other  obligations  that meet the  conditions  and requirements of the Exemption.

                                        A  fiduciary  or other  person  acting on behalf of any Plan should  carefully review with its legal advisors whether the purchase  or holding of an  Offered  Certificate  could give
                                        rise  to  a   transaction   prohibited   or  not   otherwise
                                        permissible   under   ERISA,   the  Code  or  Similar   Law.
                                        Prospective  Plan investors  should consult with their legal


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       8

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                        advisors  concerning  the  impact  of  ERISA,  the  Code and
                                        Similar Law, the  applicability  of the  Exemption,  and the potential  consequences  in  their  specific  circumstances, prior to making an investment  in the Offered  Certificates.
                                        Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable  fiduciary standards of  investment  prudence and  diversification,  an investment in the Offered  Certificates  is appropriate  for the Plan, taking into account the overall  investment policy of the Plan and the  composition  of the  Plan's  investment portfolio.






Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       9

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Targeted
Overcollateralization Amount............Approximately   0.35%  of  the  aggregate  Stated  Principal
                                        Balance of the OC Mortgage Loans as of the Cut-off Date.

Overcollateralization Amount............The Overcollateralization Amount on any Distribution Date is
                                        equal  to the  excess  of  the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period over the aggregate class balance
                                        of  the   Certificates   (after   taking  into  account  all
                                        distributions of principal on such Distribution Date and the increase of any class balance as a result of recoveries). On
                                        the  Closing  Date,  the  Overcollateralization   Amount  is
                                        expected to equal the Targeted Overcollateralization Amount.

Overcollateralization Release Amount....The Overcollateralization Release Amount means, with respect to any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is not in  effect,  the lesser of (x)
                                        the Principal  Remittance  Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization
                                        Amount for such Distribution Date (assuming that 100% of the
                                        Principal  Remittance  Amount  is  applied  as  a  principal payment on the Certificates on such Distribution  Date) over
                                        (ii)  the  Targeted  Overcollateralization  Amount.  On  any
                                        Distribution  Date  before the  Stepdown  Date or on which a
                                        Trigger  Event  is  in  effect,  the   Overcollateralization
                                        Release Amount will be zero.

Overcollateralization Deficiency        As  of  any  Distribution  Date,  the  Overcollateralization
Amount..................................Deficiency Amount is the excess, if any, of (a) the Targeted
                                        Overcollateralization      Amount      over      (b)     the
                                        Overcollateralization  Amount  for such  Distribution  Date, calculated  for this  purpose  after taking into account the reduction on such Distribution Date of the class balances of the  Certificates  resulting  from the  distribution  of the
                                        Principal  Distribution  Amount (but not the Extra Principal
                                        Distribution Amount) on such Distribution Date, but prior to taking into account the allocation of any Realized Losses on the OC Mortgage Loans on such Distribution Date.

Stepdown Date...........................The earlier to occur of (i) the  Distribution  Date on which the aggregate class balance of the Senior  Certificates  has been  reduced to zero and (ii) the later to occur of (a) the
                                        Distribution Date in May 2010 and (b) the first Distribution
                                        Date on which the Senior  Enhancement  Percentage is greater than or equal to double the Senior Enhancement Percentage as of the Closing Date.

Senior Enhancement Percentage...........The Senior  Enhancement  Percentage  is obtained by dividing
                                        (x) the sum of the aggregate  class balance of the Mezzanine
                                        Certificates  and the  Overcollateralization  Amount (before taking  into  account  distributions  of  principal  on such
                                        Distribution  Date) by (y) the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       10

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Accrued Certificate Interest............Accrued Certificate  Interest for each class of Certificates entitled to distributions of interest and each  Distribution
                                        Date means an amount  equal to the interest  accrued  during the related  Interest Accrual Period on the class balance of such class of  Certificates  at the  applicable  Certificate
                                        Interest  Rate,  minus each class's  Interest  Percentage of shortfalls  due  to  the  Servicemembers  Civil  Relief  Act related to any OC Mortgage Loans for such Distribution Date.

Interest Percentage.....................The Interest  Percentage for each class of  Certificates  is the ratio  (expressed as a decimal carried to six places) of the  Accrued  Certificate  Interest  for  such  class to the
                                        Accrued  Certificate  Interest  for all  classes  of  Senior
                                        Certificates and Mezzanine Certificates with respect to such
                                        Distribution  Date and without  regard to shortfalls  due to the Servicemembers Civil Relief Act.

Certificate Interest Rate...............The Certificate  Interest Rate for each class of the Offered
                                        Certificates  is the lesser of (1) the sum of (i)  one-month
                                        LIBOR as  determined  for the  related  period  and (ii) the related  certificate  margin (with respect to each class,  a
                                        "Pass-Through   Rate")  and  (2)  the  Pool  Cap.   On  each
                                        Distribution   Date  after  the  first   possible   Optional
                                        Termination  Date,  the  certificate  margin  for the Senior
                                        Certificates will double and the certificate  margin for the
                                        Mezzanine Certificates will be 1.5 times the related initial certificate margin.

Monthly Excess Interest Amount..........The Monthly Excess Interest Amount for any Distribution Date
                                        will  be the  amount  by  which  the  sum  of  the  Interest
                                        Remittance  Amounts for such  Distribution  Date exceeds the aggregate amount  distributed on such  Distribution  Date in
                                        respect  of  Accrued   Certificate   Interest  and  Interest
                                        Carryforward Amounts.

Net Mortgage Interest Rate..............The Net Mortgage  Interest  Rate for each  Mortgage  Loan is equal to its mortgage  interest  rate less the Servicing Fee
                                        Rate.

Pool Cap................................The Pool Cap for any  Distribution  Date will be a per annum rate  (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period)  equal  to  (i)  the  average  of the  Net  Mortgage
                                        Interest  Rates for the OC Mortgage  Loans,  weighted on the basis of the Stated  Principal  Balances  of the OC Mortgage
                                        Loans as of the first day of the related  collection  period less (ii) 12 times the  quotient of (x) the Net Swap Payment or  Swap  Termination  Payment,  if any,  made  to the  Swap
                                        Provider (only if such Swap  Termination  Payment is not due to a Swap Provider Trigger Event (as defined in the Interest
                                        Rate Swap Agreement)) and (y) the aggregate Stated Principal
                                        Balance of the OC Mortgage  Loans as of the first day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       11

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Cap CarryoverAmount.....................On any Distribution Date for any class of Certificates,  the
                                        excess  of  (x)  the  amount  of  interest   such  class  of
                                        Certificates  would  have been  entitled  to receive on such
                                        Distribution  Date if the Certificate  Interest Rate had not
                                        been limited by the Pool Cap over (y) the amount of interest such class of  Certificates  received  on such  Distribution
                                        Date based on the Pool Cap, together with the unpaid portion of any  such  excess  from  prior  Distribution  Dates  (and interest accrued thereon at the then applicable Pass-Through
                                        Rate for such class without regard to the Pool Cap).

Trigger Event...........................A Trigger Event exists with respect to any Distribution Date on or after the Stepdown  Date if, as of the last day of the related  collection  period,  (i) the  three  month  rolling average of 60+ day delinquent OC Mortgage  Loans  (including
                                        OC Mortgage Loans that are in bankruptcy or foreclosure  and are 60+ days  delinquent  or that are REO) is  greater  than
                                        [TBD]% of the Senior  Enhancement  Percentage or (ii) if the
                                        aggregate amount of Realized Losses on the OC Mortgage Loans incurred  since the Cut-off Date through the last day of the related  collection  period (reduced by the aggregate amount of  recoveries  related to the OC  Mortgage  Loans  received since the Cut-off  Date  through the last day of the related collection period) divided by the aggregate Stated Principal
                                        Balance of the OC Mortgage Loans on the Cut-off Date exceeds the value defined below for such Distribution Date:

                                        Distribution Dates           Cumulative Realized Loss Percentage
                                        ------------------           -----------------------------------

                                        May 2009 - April 2010        [TBD]

                                        May 2010 - April 2011        [TBD]

                                        May 2011 - April 2012        [TBD]

                                        May 2012 - April 2013        [TBD]

                                        May 2013 and after           [TBD]




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       12

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------
                             Distributions on Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Priority of Distributions-Principal.....With  respect  to each  Distribution  Date  (a)  before  the
                                        Stepdown  Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                        first, concurrently, as follows:

                                          (i) concurrently, to the Group 6 Certificates, the Group 6
                                        Senior Principal  Distribution  Amount,  pro rata, until the class balances thereof have been reduced to zero; and

                                         (ii) from the Group 7 Senior Principal  Distribution Amount, as follows:

                                              (a) approximately 90.0000934920%, concurrently, as follows:

                                                  (I)  approximately 70.0001038799%  to  the  Class  7-A-1
                                              Certificates,  until  the  class  balance  thereof  has been reduced to zero; and

                                                 (II) approximately 29.9998961201%, sequentially,  to  the
                                              Class 7-A-3,  Class 7-A-4 and Class 7-A-5  Certificates,  in
                                              that  order,  until the  class  balances  thereof  have been reduced to zero; and

                                          (b)  approximately  9.9999065080%   to  the  Class   7-A-2
                                        Certificates,  until  the  class  balance  thereof  has been reduced to zero;

                                        second, concurrently, as follows:

                                           (i) the Group  6 Senior  Principal   Distribution  Amount
                                        remaining  after payment  pursuant to priority  first clause
                                        (i) above,  to the Group 7  Certificates,  as  specified  in priority first, clause (ii) above; and

                                          (ii)  the Group  7  Senior  Principal  Distribution Amount
                                        remaining  after payment  pursuant to priority  first clause
                                        (ii) above,  to the Group 6  Certificates,  as  specified in priority first, clause (i) above;

                                        third,  to the  Class  M-1  Certificates,  until  the  class balance thereof has been reduced to zero;

                                        fourth,  to the  Class  M-2  Certificates,  until  the class balance thereof has been reduced to zero;

                                        fifth,  to the  Class  M-3  Certificates,  until  the  class balance thereof has been reduced to zero;


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       13

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Distributions on Certificates
--------------------------------------------------------------------------------


                                        sixth,  to the  Class  M-4  Certificates,  until  the  class balance thereof has been reduced to zero;

                                        seventh,  to the  Class  M-5  Certificates,  until the class balance thereof has been reduced to zero;

                                        eighth,  to the  Class  M-6  Certificates,  until  the class balance thereof has been reduced to zero;

                                        ninth,  to the  Class  M-7  Certificates,  until  the  class balance thereof has been reduced to zero;

                                        tenth,  to the  Class  M-8  Certificates,  until  the  class balance thereof has been reduced to zero; and

                                        eleventh,  any remaining Principal  Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "Excess Cashflow Distribution."




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       14

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Distributions on Certificates
--------------------------------------------------------------------------------

Priority of Distributions-Principal (continued)

                                        On each Distribution Date, (a) on or after the Stepdown Date and (b) on  which a  Trigger  Event  is not in  effect,  the
                                        Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

                                        first, concurrently, as follows:

                                          (i) concurrently, to the Group 6 Certificates,  the Group 6
                                        Senior Principal  Distribution  Amount,  pro rata, until the class balances thereof have been reduced to zero; and

                                         (ii) from the Group 7 Senior Principal  Distribution Amount, as follows:

                                              (a) approximately 90.0000934920%, concurrently, as follows:

                                                  (I) approximately 70.0001038799%   to  the  Class  7-A-1
                                              Certificates,  until  the  class  balance  thereof  has been reduced to zero; and

                                                  (II) approximately 29.9998961201%, sequentially,  to  the
                                              Class 7-A-3,  Class 7-A-4 and Class 7-A-5  Certificates,  in
                                              that  order,  until the  class  balances  thereof  have been reduced to zero; and

                                            (b)  approximately  9.9999065080%   to  the  Class   7-A-2
                                        Certificates,  until  the  class  balance  thereof  has been reduced to zero;

                                        second, concurrently, as follows:

                                           (i)  the Group  6 Senior Principal   Distribution  Amount
                                        remaining  after payment  pursuant to priority  first clause
                                        (i) above,  to the Group 7  Certificates,  as  specified  in priority first, clause (ii) above; and

                                          (ii) the Group  7  Senior  Principal  Distribution  Amount
                                        remaining  after payment  pursuant to priority  first clause
                                        (ii) above,  to the Group 6  Certificates,  as  specified in priority first, clause (i) above;

                                        third,  to the Class M-1  Certificates,  up to the Class M-1
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        fourth, to the Class M-2  Certificates,  up to the Class M-2
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        fifth,  to the Class M-3  Certificates,  up to the Class M-3
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       15

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Distributions on Certificates
--------------------------------------------------------------------------------

                                        sixth,  to the Class M-4  Certificates,  up to the Class M-4
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        seventh, to the Class M-5 Certificates,  up to the Class M-5
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        eighth, to the Class M-6  Certificates,  up to the Class M-6
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        ninth,  to the Class M-7  Certificates,  up to the Class M-7
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero;

                                        tenth,  to the Class M-8  Certificates,  up to the Class M-8
                                        Principal  Distribution  Amount,  until  the  class  balance thereof has been reduced to zero; and

                                        eleventh,  any remaining Principal  Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "Excess Cashflow Distribution."





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       16

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Distributions on Certificates
--------------------------------------------------------------------------------
Priority of
Distributions-Interest..................On each Distribution  Date, the Interest  Remittance Amounts for Loan Group 6 and Loan Group 7 will be distributed in the following order of priority:

                                        first, concurrently, as follows:

                                           (i) concurrently, from the Interest Remittance Amount for
                                        Loan  Group 6 to the Group 6  Certificates,  pro  rata,  the
                                        Accrued  Certificate  Interest thereon for such Distribution
                                        Date; and

                                          (ii) concurrently, from the Interest Remittance Amount for
                                        Loan  Group 7 to the Group 7  Certificates,  pro  rata,  the
                                        Accrued  Certificate  Interest thereon for such Distribution
                                        Date;

                                        second, concurrently, as follows:

                                            (i) concurrently, from the remaining Interest Remittance
                                        Amount  for Loan  Group 6 to the Group 6  Certificates,  pro
                                        rata,  the  Interest  Carryforward  Amount  thereon for such
                                        Distribution Date; and

                                           (ii) concurrently, from the remaining Interest Remittance
                                        Amount  for Loan  Group 7 to the Group 7  Certificates,  pro
                                        rata,  the  Interest  Carryforward  Amount  thereon for such
                                        Distribution Date;

                                        third, concurrently, as follows:

                                           (i) if the remaining  Interest Remittance Amount for Loan
                                        Group  6 is  insufficient  to pay  the  Accrued  Certificate
                                        Interest for Group 6 for such  Distribution Date in priority first,  clause (i), from the remaining  Interest  Remittance
                                        Amount  for  Loan  Group  7,  concurrently  to the  Group  6
                                        Certificates,  pro rata,  to cover such  shortfall  for such
                                        Distribution Date; and

                                          (ii) if the remaining Interest Remittance  Amount for Loan
                                        Group  7 is  insufficient  to pay  the  Accrued  Certificate
                                        Interest for Group 7 for such  Distribution Date in priority first,  clause (ii), from the remaining Interest  Remittance
                                        Amount  for  Loan  Group  6,  concurrently  to the  Group  7
                                        Certificates,  pro rata,  to cover such  shortfall  for such
                                        Distribution Date;

                                        fourth, concurrently, as follows:

                                           (i) if the remaining Interest Remittance  Amount for Loan
                                        Group 6 is  insufficient  to pay the  Interest  Carryforward
                                        Amount for Group 6 for such  Distribution  Date in  priority
                                        second,  clause  (i),   concurrently,   from  the  remaining
                                        Interest  Remittance Amount for Loan Group 7, to the Group 6
                                        Certificates,  pro rata,  to cover such  shortfall  for such
                                        Distribution Date; and


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       17

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Distributions on Certificates
--------------------------------------------------------------------------------

                                          (ii) if the remaining Interest Remittance  Amount for Loan
                                        Group 7 is  insufficient  to pay the  Interest  Carryforward
                                        Amount for Group 7 for such  Distribution  Date in  priority
                                        second,  clause  (ii),  concurrently,   from  the  remaining
                                        Interest  Remittance Amount for Loan Group 6, to the Group 7
                                        Certificates,  pro rata,  to cover such  shortfall  for such
                                        Distribution Date;

                                        fifth,  to  the  Mezzanine  Certificates,   sequentially  in
                                        numerical  order, the Accrued  Certificate  Interest thereon for such Distribution Date; and

                                        sixth,  any  remaining  Interest  Remittance  Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "Excess Cashflow Distribution."

Excess Cashflow Distributions...........On each  Distribution  Date,  the sum of the Monthly  Excess
                                        Interest Amount,  reduced by any amounts paid as part of the
                                        Principal  Distribution  Amount,  the  Overcollateralization
                                        Release Amount and any portion of the Principal Distribution
                                        Amount  (without  duplication)   remaining  after  principal
                                        distributions  on the  Certificates  is the "Monthly  Excess
                                        Cashflow  Amount,"  which is  required  to be applied in the following order of priority on such Distribution Date:

                                        (i)   concurrently, to the Senior Certificates, pro rata, any
                                              remaining Accrued Certificate Interest;

                                        (ii)  concurrently, to the Senior Certificates, pro rata, any remaining Interest Carryforward Amounts;

                                        (iii) sequentially,  to the  Mezzanine  Certificates,  in
                                              numerical order, any remaining Accrued Certificate Interest;

                                        (iv)  sequentially,  to the  Mezzanine  Certificates,   in
                                              numerical   order,  any  remaining   Interest   Carryforward
                                              Amounts;

                                        (v)   concurrently, to the Senior Certificates, any Unpaid
                                              Realized Loss Amounts,  pro rata,  based on Unpaid  Realized
                                              Loss Amounts for each such class;

                                        (vi)  sequentially, to  the  Mezzanine  Certificates,  in
                                              numerical order, any Unpaid Realized Loss Amounts;

                                        (vii) from amounts otherwise distributable on the Class CE
                                              Certificates,  concurrently, to the Senior Certificates, any
                                              remaining  Cap  Carryover   Amounts,   pro  rata,  based  on
                                              remaining   Carryover  Amounts  for  each  class  of  Senior
                                              Certificates;


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       18

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


                                          (viii) from amounts otherwise distributable on the Class CE
                                                 Certificates,  to the Mezzanine Certificates,  sequentially, in numerical order, any remaining Cap Carryover Amounts;

                                         (ix)    from amounts  otherwise  distributable  on the Class CE
                                                 Certificates,  to the  Supplemental  Interest Trust, to fund any Defaulted Swap Termination Payment; and

                                         (x)     any  remaining  amounts  as  specified  in the  Pooling
                                                 Agreement.







Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       19

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Interest Rate Swap Agreement............On the Closing Date, the Supplemental Interest Trust Trustee
                                        on  behalf  of  the   supplemental   interest   trust   (the
                                        "Supplemental  Interest  Trust") will enter into an Interest
                                        Rate Swap Agreement with a notional amount equal to, on each
                                        Distribution  Date,  the "Swap  Notional  Amount." Under the
                                        Interest  Rate Swap  Agreement,  the  Supplemental  Interest
                                        Trust will be obligated  to pay a fixed  monthly rate on the
                                        Swap Notional  Amount  (calculated on a 30/360 basis) as set forth  in the  Interest  Rate  Swap  Agreement  to the  Swap
                                        Provider  and  the  Supplemental   Interest  Trust  will  be
                                        entitled to receive an amount equal to the then-current rate of one-month LIBOR on the Swap Notional  Amount  (calculated on an  actual/360  basis) as set forth in the Interest  Rate
                                        Swap Agreement  from the Swap  Provider,  until the Interest
                                        Rate Swap  Agreement is  terminated.  Only the net amount of the two obligations  will be paid by the  appropriate  party
                                        ("Net Swap Payment"). See the attached schedule for the Swap
                                        Notional Amount for each Distribution Date.

                                        The Net Swap Payment  will be deposited  into a swap account
                                        (the "Swap  Account")  by the  Supplemental  Interest  Trust
                                        Trustee pursuant to the Pooling and Servicing  Agreement and amounts on deposit in the Swap Account  will be  distributed
                                        as  described  below  under  "Supplemental   Interest  Trust
                                        Distributions" and in accordance with the terms set forth in the Pooling  and  Servicing  Agreement.  Amounts in the Swap
                                        Account will not be invested.  The Swap Account will be part of the  Supplemental  Interest Trust but not an asset of any
                                        REMIC.

                                        Upon early  termination of the Interest Rate Swap Agreement, the Supplemental  Interest Trust or the Swap Provider may be
                                        liable to make a termination  payment (the "Swap Termination
                                        Payment")  to the other  party  (regardless  of which  party caused the termination).  The Swap Termination  Payment will be computed in accordance  with the  procedures set forth in the  Interest  Rate Swap  Agreement.  In the event  that the
                                        Supplemental  Interest  Trust  is  required  to  make a Swap
                                        Termination Payment, the payment will be paid on the related
                                        Distribution Date, and on any subsequent  Distribution Dates until  paid in full,  generally  prior to  distributions  to certificateholders.

                                        In the event that the Supplemental Interest Trust receives a
                                        Swap  Termination  Payment,  and a successor  Swap  Provider cannot be obtained,  then such Swap Termination Payment will be  deposited  into a reserve  account and the  Supplemental
                                        Interest  Trust  Trustee,  on each  subsequent  Distribution
                                        Date,  will  withdraw the amount of any Net Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Interest Rate Swap Agreement)
                                        and administer  such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


                                       20

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Interest Rate Swap Agreement
(continued).............................A "Defaulted  Swap  Termination  Payment"  means any payment required to be made by the  Supplemental  Interest  Trust to the  Swap  Provider  pursuant  to  the  Interest  Rate  Swap
                                        Agreement  as a  result  of an event of  default  under  the
                                        Interest Rate Swap  Agreement with respect to which the Swap
                                        Provider  is the  defaulting  party or a  termination  event
                                        (including  a  downgrade   termination   event)  under  that
                                        agreement  (other  than  illegality  or a  tax  event)  with respect  to which  the Swap  Provider  is the sole  Affected
                                        Party (as defined in the Interest Rate Swap Agreement).

Interest Rate Cap Agreement.............On the Closing Date, the Supplemental Interest Trust Trustee
                                        will enter into an Interest  Rate Cap  Agreement.  Under the
                                        Interest  Rate  Cap  Agreement,  the  Cap  Provider  will be
                                        obligated  to  pay,  on  each  Distribution   Date,  to  the
                                        Supplemental  Interest  Trust Trustee an amount equal to the product of (a) the excess,  if any, of (i) the lesser of (x)
                                        the  then  current  one-month  LIBOR  rate  and (y) the high strike  rate over (ii) the low strike  rate and (b) the then current  notional amount set forth on the attached  Interest
                                        Rate Cap Agreement Schedule,  based on an "actual/360" basis until the Interest Rate Cap Agreement is terminated.

                                        These  interest rate cap payments will be deposited into the
                                        Swap  Account by the  Supplemental  Interest  Trust  Trustee
                                        pursuant to the Pooling and Servicing  Agreement and amounts on  deposit  in the  Swap  Account  will be  distributed  as
                                        described   below   under   "Supplemental   Interest   Trust
                                        Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement.

Supplemental Interest
Trust Distribution......................On any Distribution  Date and after all  distributions  made under "Priority of  Distributions--Interest,"  "--Principal"
                                        and "--Excess  Cashflow  Distributions"  above, funds in the
                                        Swap Account will be distributed  in the following  order of priority:

                                        (i)  to the Swap Provider,  all Net Swap  Payments,  if any,
                                             owed to the Swap Provider for such Distribution Date;

                                        (ii) to the Swap  Provider,  any Swap  Termination  Payment,
                                             other than a Defaulted  Swap  Termination  Payment,  if
                                             any, owed to the Swap Provider;


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       21

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------


                                        (iii)  concurrently,  to the Senior  Certificates,  pro rata, any remaining Accrued Certificate Interest;

                                        (iv)   concurrently, to the Senior Certificates, pro rata, any
                                               remaining Interest Carryforward Amounts;

                                        (v)    sequentially,   to  the  Mezzanine   Certificates,   in
                                               numerical  order,  any  remaining  Accrued  Certificate
                                               Interest;

                                        (vi)   sequentially,   to  the  Mezzanine   Certificates,   in
                                               numerical  order, any remaining  Interest  Carryforward
                                               Amounts;

                                        (vii)  to the holders of the class or classes of Certificates then  entitled to receive  distributions  in respect of
                                               principal,  in accordance with the priorities set forth
                                               above under  "--Priority of  Distributions--Principal,"
                                               in  an  amount   necessary  to  maintain  the  Targeted
                                               Overcollateralization Amount;

                                        (viii) concurrently, to the Senior Certificates,  any Unpaid
                                               Realized  Loss  Amounts,  pro  rata,  based  on  Unpaid
                                               Realized Loss Amounts for each such class;

                                        (ix)   sequentially,   to  the  Mezzanine   Certificates,   in
                                               numerical order, any Unpaid Realized Loss Amounts;

                                        (x)    from amounts  otherwise  distributable  on the Class CE
                                               Certificates, concurrently, to the Senior Certificates,
                                               any remaining Cap Carryover Amounts, pro rata;

                                        (xi)   from amounts  otherwise  distributable  on the Class CE
                                               Certificates,    to   the    Mezzanine    Certificates,
                                               sequentially,  in numerical  order,  any  remaining Cap
                                               Carryover Amounts;

                                        (xii)  from amounts  otherwise  distributable on the Class CE
                                               Certificates,  to the  Supplemental  Interest Trust, to
                                               fund any  Defaulted  Swap  Termination  Payment  to the
                                               extent not already paid; and

                                        (xiii) any  remaining  amounts as  specified  in the Pooling
                                               Agreement.

                                        The  aggregate  of amount paid  pursuant  to clauses  (vii),
                                        (viii)  and (ix)  above  shall  not  exceed  the  cumulative unreimbursed  Applied  Realized  Loss  Amounts  (reduced  by cumulative recoveries).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       22

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Applied Realized Loss Amount............If, after giving effect to the distribution of the Principal
                                        Distribution   Amount  on  any  Distribution  Date  and  the
                                        increase  of any class  balances  of any  Certificates  as a result of  recoveries,  the  aggregate  class balance of the
                                        Certificates  exceeds the aggregate Stated Principal Balance of the OC  Mortgage  Loans as of the last day of the related
                                        Collection   Period,   such  excess  (a  "Mezzanine  Applied
                                        Realized Loss Amount") will be allocated sequentially to the
                                        Class M 8, Class M 7, Class M-6, Class M-5, Class M-4, Class
                                        M-3,  Class  M-2 and  Class M-1  Certificates,  until  their respective  class balances are reduced to zero. In addition, if after giving effect to the  distribution of the Principal
                                        Distribution  Amount on any Distribution  Date, the increase of any class  balances as a result of  recoveries  and after the aggregate  class  balance of the Mezzanine  Certificates has been reduced to zero, (a) the aggregate class balance of the  Group  6  Certificates  exceeds  the  aggregate  Stated
                                        Principal  Balance of the Group 6  Mortgage  Loans as of the
                                        last day of the related  Collection  Period,  such excess (a
                                        "Group 6 Applied  Realized  Loss  Amount") will be allocated sequentially in reduction of the class balances of the Class
                                        6-A-2 and Class 6-A-1  Certificates,  in that order,  or (b)
                                        the  aggregate  class  balance  of the Group 7  Certificates exceeds the aggregate Stated Principal  Balance of the Group
                                        7  Mortgage  Loans  as  of  the  last  day  of  the  related
                                        Collection Period,  such excess (a "Group 7 Applied Realized
                                        Loss  Amount"  and  collectively  with a  Mezzanine  Applied
                                        Realized  Loss  Amount and a Group 6 Applied  Realized  Loss
                                        Amount, an "Applied Realized Loss Amount") will be allocated in  reduction  of  the  class  balance  of the  Class  7-A-2
                                        Certificates,  and then, pro rata, to the Class 7-A-5, Class
                                        7-A-4,  Class 7-A-3 and Class 7-A-1  Certificates.  Any such reduction  of a  class  balance  will  not  be  reversed  or reinstated (except in the case of recoveries).

Unpaid Realized Loss Amount.............Unpaid  Realized  Loss Amount  means for any class of Senior
                                        Certificates  or  Mezzanine   Certificates  and  as  to  any
                                        Distribution  Date, the excess of (x) the cumulative  amount of related Applied  Realized Loss Amounts  allocated to such class for all prior  Distribution  Dates, as described below under  "Realized  Losses,"  over  (y)  the  sum of  (a)  the cumulative amount of any recoveries allocated to such class,
                                        (b) the  cumulative  amount of Unpaid  Realized Loss Amounts reimbursed  to such class for all prior  Distribution  Dates
                                        from  the  Excess   Cashflow   Distributions   and  (c)  the
                                        cumulative amount of Unpaid Realized Loss Amounts reimbursed to such  class for all  prior  Distribution  Dates  from the
                                        Supplemental Interest Trust.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       23

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Class M-1 Principal
Distribution Amount.....................The Class  M-1  Principal  Distribution  Amount is an amount equal to the excess of (x) the sum of the class  balances of
                                        the  Senior   Certificates   (after   taking  into   account
                                        allocation of the Senior Principal  Distribution Amount) and
                                        the  Class  M-1  Certificates   immediately  prior  to  such
                                        Distribution  Date over (y) the lesser of (A) the product of
                                        (i)  approximately  92.30%  and  (ii) the  aggregate  Stated
                                        Principal  Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period and (B) the aggregate
                                        Stated Principal  Balance of the OC Mortgage Loans as of the
                                        last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal  Balance for
                                        the OC Mortgage Loans.

Class M-2 Principal
Distribution Amount.....................The Class  M-2  Principal  Distribution  Amount is an amount equal to the excess of (x) the sum of the class  balances of
                                        the  Senior   Certificates   (after   taking  into   account
                                        allocation of the Senior Principal Distribution Amount), the
                                        Class M-1 Certificates  (after taking into account the Class
                                        M-1  Principal   Distribution  Amount)  and  the  Class  M-2
                                        Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (A) the product of (i)  approximately
                                        93.30% and (ii) the aggregate  Stated  Principal  Balance of the OC  Mortgage  Loans as of the  last  day of the  related collection  period and (B) the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period,  minus the product of (x) 0.35%
                                        and  (y)  the  Cut-off  Date  Principal  Balance  for the OC
                                        Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       24

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Class M-3 Principal
Distribution Amount.....................The Class  M-3  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        the  Senior   Certificates   (after   taking  into   account
                                        allocation of the Senior Principal Distribution Amount), the
                                        Class M-1 Certificates  (after taking into account the Class
                                        M-1   Principal   Distribution   Amount),   the   Class  M-2
                                        Certificates  (after  taking  into  account  the  Class  M-2
                                        Principal   Distribution   Amount)   and   the   Class   M-3
                                        Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (A) the product of (i)  approximately
                                        94.30% and (ii) the aggregate  Stated  Principal  Balance of the OC  Mortgage  Loans as of the  last  day of the  related collection  period and (B) the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period,  minus the product of (x) 0.35%
                                        and  (y)  the  Cut-off  Date  Principal  Balance  for the OC
                                        Mortgage Loans.

Class M-4 Principal
Distribution Amount.....................The Class  M-4  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        Senior Certificates (after taking into account allocation of the Senior  Principal  Distribution  Amount),  the Class M-1
                                        Certificates  (after  taking  into  account  the  Class  M-1
                                        Principal  Distribution  Amount), the Class M-2 Certificates
                                        (after   taking  into   account  the  Class  M-2   Principal
                                        Distribution  Amount),  the  Class M-3  Certificates  (after taking  into  account the Class M-3  Principal  Distribution
                                        Amount) and the Class M-4 Certificates  immediately prior to such  Distribution  Date  over  (y)  the  lesser  of (A) the product of (i)  approximately  95.30% and (ii) the aggregate
                                        Stated Principal  Balance of the OC Mortgage Loans as of the
                                        last  day of the  related  collection  period  and  (B)  the aggregate Stated Principal  Balance of the OC Mortgage Loans as of the last day of the related collection  period,  minus the product of (x) 0.35% and (y) the Cut-off Date  Principal
                                        Balance for the OC Mortgage Loans.

Class M-5 Principal
Distribution Amount.....................The Class  M-5  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        Senior Certificates (after taking into account allocation of the Senior  Principal  Distribution  Amount),  the Class M-1
                                        Certificates  (after  taking  into  account  the  Class  M-1
                                        Principal  Distribution  Amount), the Class M-2 Certificates
                                        (after   taking  into   account  the  Class  M-2   Principal
                                        Distribution  Amount),  the  Class M-3  Certificates  (after taking  into  account the Class M-3  Principal  Distribution
                                        Amount),  the  Class M-4  Certificates  (after  taking  into account the Class M-4 Principal Distribution Amount) and the
                                        Class   M-5   Certificates   immediately   prior   to   such
                                        Distribution  Date over (y) the lesser of (A) the product of
                                        (i)  approximately  96.30%  and  (ii) the  aggregate  Stated
                                        Principal  Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period and (B) the aggregate
                                        Stated Principal  Balance of the OC Mortgage Loans as of the
                                        last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal  Balance for
                                        the OC Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       25

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Class M-6 Principal
Distribution Amount.....................The Class  M-6  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        Senior Certificates (after taking into account allocation of the Senior  Principal  Distribution  Amount),  the Class M-1
                                        Certificates  (after  taking  into  account  the  Class  M-1
                                        Principal  Distribution  Amount), the Class M-2 Certificates
                                        (after   taking  into   account  the  Class  M-2   Principal
                                        Distribution  Amount),  the  Class M-3  Certificates  (after taking  into  account the Class M-3  Principal  Distribution
                                        Amount),  the  Class M-4  Certificates  (after  taking  into account the Class M-4 Principal  Distribution  Amount),  the
                                        Class M-5 Certificates  (after taking into account the Class
                                        M-5  Principal   Distribution  Amount)  and  the  Class  M-6
                                        Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (A) the product of (i)  approximately
                                        97.30% and (ii) the aggregate  Stated  Principal  Balance of the OC  Mortgage  Loans as of the  last  day of the  related collection  period and (B) the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period,  minus the product of (x) 0.35%
                                        and  (y)  the  Cut-off  Date  Principal  Balance  for the OC
                                        Mortgage Loans.

Class M-7 Principal
Distribution Amount.....................The Class  M-7  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        Senior Certificates (after taking into account allocation of the Senior  Principal  Distribution  Amount),  the Class M-1
                                        Certificates  (after  taking  into  account  the  Class  M-1
                                        Principal  Distribution  Amount), the Class M-2 Certificates
                                        (after   taking  into   account  the  Class  M-2   Principal
                                        Distribution  Amount),  the  Class M-3  Certificates  (after taking  into  account the Class M-3  Principal  Distribution
                                        Amount),  the  Class M-4  Certificates  (after  taking  into account the Class M-4 Principal  Distribution  Amount),  the
                                        Class M-5 Certificates  (after taking into account the Class
                                        M-5   Principal   Distribution   Amount),   the   Class  M-6
                                        Certificates  (after  taking  into  account  the  Class  M-6
                                        Principal   Distribution   Amount)   and   the   Class   M-7
                                        Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (A) the product of (i)  approximately
                                        98.30% and (ii) the aggregate  Stated  Principal  Balance of the OC  Mortgage  Loans as of the  last  day of the  related collection  period and (B) the  aggregate  Stated  Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related  collection  period,  minus the product of (x) 0.35%
                                        and  (y)  the  Cut-off  Date  Principal  Balance  for the OC
                                        Mortgage Loans.

Class M-8 Principal
Distribution Amount.....................The Class  M-8  Principal  Distribution  Amount is an amount equal to the  excess of (x) the sum of the class  balance of
                                        Senior Certificates (after taking into account allocation of the Senior  Principal  Distribution  Amount),  the Class M-1
                                        Certificates  (after  taking  into  account  the  Class  M-1
                                        Principal  Distribution  Amount), the Class M-2 Certificates
                                        (after   taking  into   account  the  Class  M-2   Principal
                                        Distribution  Amount),  the  Class M-3  Certificates  (after taking  into  account the Class M-3  Principal  Distribution
                                        Amount),  the  Class M-4  Certificates  (after  taking  into


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       26

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------
                                        account the Class M-4 Principal  Distribution  Amount),  the
                                        Class M-5 Certificates  (after taking into account the Class
                                        M-5   Principal   Distribution   Amount),   the   Class  M-6
                                        Certificates  (after  taking  into  account  the  Class  M-6
                                        Principal  Distribution  Amount), the Class M-7 Certificates
                                        (after   taking  into   account  the  Class  M-7   Principal
                                        Distribution   Amount)   and  the  Class  M-8   Certificates
                                        immediately  prior to such  Distribution  Date  over (y) the lesser of (A) the  product of (i)  approximately  99.30% and
                                        (ii)  the  aggregate  Stated  Principal  Balance  of  the OC
                                        Mortgage Loans as of the last day of the related  collection period and (B) the aggregate Stated Principal Balance of the
                                        OC  Mortgage  Loans  as of  the  last  day  of  the  related collection  period,  minus the  product of (x) 0.35% and (y)
                                        the  Cut-off  Date  Principal  Balance  for the OC  Mortgage
                                        Loans.

Extra Principal
Distribution Amount.....................The Extra Principal  Distribution Amount with respect to any
                                        Distribution  Date is the lesser of (x) the  Monthly  Excess
                                        Interest  Amount  for  such  Distribution  Date  and (y) the
                                        Overcollateralization    Deficiency    Amount    for    such
                                        Distribution Date.

Interest Remittance Amount..............As of any Distribution  Date and any Loan Group (A) the sum,
                                        without  duplication,  of  (i)  all  interest  collected  or advanced  with respect to the related  collection  period on the  Mortgage  Loans  in such  Loan  Group  received  by the
                                        Servicers  on or  prior to the  Determination  Date for such
                                        Distribution  Date  (less  the  Servicing  Fees  and  Master
                                        Servicing  Fees for such  Mortgage  Loans,  certain  amounts
                                        available  for   reimbursement  of  advances  and  servicing
                                        advances  with  respect to such  Mortgage  Loans and certain other  reimbursable  expenses  or  indemnification  payments pursuant to the Pooling  Agreement),  (ii) all  compensating interest  paid by the  Servicers on such  Distribution  Date with respect to such  Mortgage  Loans,  (iii) the portion of any payment in  connection  with any  principal  prepayment, substitution,  purchase price,  liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with  respect to such  Mortgage  Loans  received  during the related  collection  period,  (iv) any Reimbursement  Amount relating to such Mortgage Loans received  during the related collection  period and (v) on the Distribution Date on which the  optional  clean-up  call for the OC Mortgage  Loans and related trust property is exercised,  the principal  portion of the termination price related to such Loan Group less (B)
                                        (i) for Loan Group 6, the product of (a) any amounts payable to the Swap Provider (including any Net Swap Payment and any
                                        Swap  Termination  Payment owed to the Swap Provider,  other than  a  Defaulted  Swap  Termination  Payment)  and  (b)  a fraction,  the  numerator of which is the  aggregate  Stated
                                        Principal  Balance of the Group 6  Mortgage  Loans as of the
                                        first day of the related  Collection Period, and denominator of which is the aggregate of the Stated  Principal  Balances of the  Group 6 and Group 7  Mortgage  Loans as of the first day of the  related  Collection  Period;  and  (ii) for Loan
                                        Group 7, the product of (a) any amounts  payable to the Swap


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       27

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                        Provider  (including  any Net  Swap  Payment  and  any  Swap
                                        Termination Payment owed to the Swap Provider,  other than a
                                        Defaulted Swap Termination Payment) and (b) a fraction,  the numerator of which is the aggregate Stated Principal Balance of the  Group 7  Mortgage  Loans as of the  first day of the related  Collection  Period, and denominator of which is the aggregate  of the Stated  Principal  Balances of the Group 6 and  Group  7  Mortgage  Loans  as of the  first  day of the related Collection Period.

Senior Principal Distribution Amount....As of any  Distribution  Date prior to the Stepdown Date and on any  Distribution  Date  thereafter  on which the Trigger
                                        Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

                                        As of any  Distribution  Date on or after the Stepdown  Date and as long as a Trigger Event is not in effect,  the Senior
                                        Principal  Distribution  Amount will equal the excess of (x)
                                        the  aggregate  class  balance  of the  Senior  Certificates immediately  prior to such  Distribution  Date  over (y) the lesser of (A) the  product of (i)  approximately  89.90% and
                                        (ii)  the  aggregate  Stated  Principal  Balance  of  the OC
                                        Mortgage Loans as of the last day of the related  collection period and (B) the excess of the aggregate  Stated Principal
                                        Balance of the OC  Mortgage  Loans as of the last day of the related collection period minus the product of (1) 0.35% and
                                        (2)  the  aggregate  Stated  Principal  Balance  of  the  OC
                                        Mortgage Loans on the Cut-off Date.

Group 6 Senior Principal
Allocation Percentage...................With  respect  to  any  Distribution  Date,  the  percentage equivalent of a fraction,  the numerator of which is (x) the
                                        Principal   Remittance  Amount  allocable  to  the  Group  6
                                        Mortgage   Loans  for  such   Distribution   Date,  and  the
                                        denominator of which is (y) the Principal  Remittance Amount for such Distribution Date.

Group 6 Senior Principal
Distribution Amount.....................With respect to any  Distribution  Date,  the product of (x)
                                        the Group 6 Senior Principal  Allocation  Percentage and (y)
                                        the Senior Principal Distribution Amount.

Group 7 Senior Principal
Allocation Percentage...................With  respect  to  any  Distribution  Date,  the  percentage equivalent of a fraction,  the numerator of which is (x) the
                                        Principal   Remittance  Amount  allocable  to  the  Group  7
                                        Mortgage   Loans  for  such   Distribution   Date,  and  the
                                        denominator of which is (y) the Principal  Remittance Amount for such Distribution Date.

Group 7 Senior Principal
Distribution Amount.....................With respect to any  Distribution  Date,  the product of (x)
                                        the Group 7 Senior Principal  Allocation  Percentage and (y)
                                        the Senior Principal Distribution Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       28

--------------------------------------------------------------------------------
[LOGOD]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Principal Distribution Amount:..........The  Principal   Distribution  Amount  is  the  sum  of  the
                                        Principal Remittance Amount (minus the Overcollateralization
                                        Release Amount, if any) and the Extra Principal Distribution
                                        Amount, if any.

Principal Remittance Amount.............The  Principal  Remittance  Amount means with respect to any
                                        Distribution  Date,  the amount  equal to (A) the sum of (i)
                                        all scheduled payments of principal collected or advanced on the OC Mortgage  Loans by the Servicers that were due during the related  collection  period and  received by the related
                                        Determination  Date,  (ii)  the  principal  portion  of  all partial and full  principal  prepayments  of the OC Mortgage
                                        Loans  applied by the  Servicers  during the prior  calendar month,  (iii)  the  principal  portion  of all  related  Net
                                        Liquidation  Proceeds and Insurance  Proceeds,  condemnation proceeds and recoveries  received  during the prior calendar month  with  respect  to the OC  Mortgage  Loans,  (iv) that portion of the Purchase Price, representing principal of any repurchased or substituted OC Mortgage Loans with respect to the prior calendar month,  (v) the principal  portion of any related  substitution  adjustments received during the prior calendar  month with  respect to the OC  Mortgage  Loans and
                                        (vi) on the Distribution Date on which the optional clean-up call for the OC Mortgage Loans and related trust property is exercised,  the principal  portion of the termination  price less  (B) to the  extent  any  amounts  payable  to the Swap
                                        Provider  (including  any Net  Swap  Payment  and  any  Swap
                                        Termination Payment owed to the Swap Provider,  other than a
                                        Defaulted  Swap  Termination  Payment)  exceed the  Interest
                                        Remittance  Amounts  for  such  Distribution  Date  (without giving effect to clause (B) of the definition thereof),  the amount of such excess.

Realized Losses.........................A  Realized  Loss  is (i) as to any  Mortgage  Loan  that is liquidated,  the unpaid  principal  balance thereof less the net  proceeds  from the  liquidation  of, and any  insurance proceeds from, such Mortgage Loan and the related  mortgaged property which are applied to the principal  balance of such
                                        Mortgage  Loan,  (ii) to the  extent  of the  amount  of any reduction of principal  balance by a bankruptcy court of the mortgaged  property at less than the amount of the  Mortgage
                                        Loan and (iii) a reduction in the monthly payment  resulting from a bankruptcy proceeding.

                                        All  Realized  Losses  on  the OC  Mortgage  Loans  will  be allocated  on each  Distribution  Date,  first to the excess cashflow,  second to  amounts in the  Supplemental  Interest
                                        Trust,  third  in  reduction  of  the  Overcollateralization
                                        Amount,  fourth to the Class M-8 Certificates,  fifth to the
                                        Class M-7 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5  Certificates,  eighth to the Class
                                        M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2  Certificates and eleventh to the Class M-1
                                        Certificates.  After  the  class  balance  of the  Class M-1
                                        Certificates  has been reduced to zero, (i) Realized  Losses on the Group 6 Mortgage Loans will be allocated sequentially to the Class  6-A-2 and Class  6-A-1  Certificates,  in that order,  and (ii)  Realized  Losses on the  Group 7  Mortgage


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       29

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                        Loans will be  allocated  to the Class  7-A-2  Certificates, until the class  balance  thereof is  reduced  to zero,  and then, pro rata, to the Class 7-A-1, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates.  An allocation of any Realized
                                        Losses to a class on any  Distribution  Date will be made by reducing  the  class  balance  thereof,  after  taking  into account all distributions  made thereon on such Distribution
                                        Date.

Interest Carryforward Amount............The  Interest  Carryforward  Amount means (i) for the Senior
                                        Certificates  and the Mezzanine  Certificates  and the first
                                        Distribution  Date, zero, and (ii) with respect to any class of Senior  Certificates  or Mezzanine  Certificates  and any
                                        Distribution  Date after the first  Distribution  Date,  the amount,  if  any,  by  which  (a)  the  sum of  (1)  Accrued
                                        Certificate  Interest  for such  class  for the  immediately preceding Distribution Date and (2) the outstanding Interest
                                        Carryforward  Amount,  if  any,  for  such  class  for  such preceding Distribution Date exceeds (b) the aggregate amount distributed  on such class in respect  of  interest  on such preceding  Distribution Date, plus interest on the amount of interest  due but not paid on such  class on such  preceding
                                        Distribution  Date,  to the extent  permitted by law, at the
                                        Certificate  Interest  Rate for such  class for the  related accrual period.

Servicing Fees..........................The Servicing Fees with respect to the OC Mortgage Loans are payable  out of the  interest  payments  received on each OC
                                        Mortgage  Loan. The Servicing Fees will accrue on the Stated
                                        Principal  Balance  of each  Mortgage  Loan  at a rate  (the
                                        "Servicing Fee Rate") ranging from 0.25% to 0.50% per annum.

Compensating Interest...................The  aggregate  Servicing  Fee payable to a Servicer for any month will be reduced by an amount  equal to the  prepayment interest  shortfall for such Distribution Date. Such amounts will be used to cover  full or partial  prepayment  interest shortfalls, if any, on the related OC Mortgage Loans.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       30

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Interst Rate Swap Schedule
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Period    Distribution Date    Swap Notional      Period   Distribution Date     Swap Notional
                                 Amount ($)                                          Amount ($)
------------------------------------------------------------------------------------------------
    1          20-May-07         566,043,806         31         20-Nov-09          233,310,566
    2          20-Jun-07         555,130,151         32         20-Dec-09          223,939,887
    3          20-Jul-07         544,193,514         33         20-Jan-10          214,415,254
    4          20-Aug-07         533,209,654         34         20-Feb-10          204,745,835
    5          20-Sep-07         522,121,060         35         20-Mar-10          195,117,892
    6          20-Oct-07         510,803,423         36         20-Apr-10          185,717,499
    7          20-Nov-07         499,191,490         37         20-May-10          176,932,210
    8          20-Dec-07         487,297,001         38         20-Jun-10          168,781,659
    9          20-Jan-08         475,261,379         39         20-Jul-10          161,208,531
   10          20-Feb-08         463,253,780         40         20-Aug-10          154,174,071
   11          20-Mar-08         451,376,288         41         20-Sep-10          147,547,127
   12          20-Apr-08         439,701,894         42         20-Oct-10          141,243,943
   13          20-May-08         428,230,916         43         20-Nov-10          135,196,942
   14          20-Jun-08         416,902,666         44         20-Dec-10          129,399,830
   15          20-Jul-08         405,666,898         45         20-Jan-11          123,841,815
   16          20-Aug-08         384,276,430         46         20-Feb-11          118,512,628
   17          20-Sep-08         373,831,919         47         20-Mar-11          113,404,570
   18          20-Oct-08         363,360,570         48         20-Apr-11          108,505,235
   19          20-Nov-08         352,878,018         49         20-May-11          75,911,269
   20          20-Dec-08         342,397,410         50         20-Jun-11          72,966,407
   21          20-Jan-09         331,934,252         51         20-Jul-11          70,135,377
   22          20-Feb-09         321,505,457         52         20-Aug-11          67,413,804
   23          20-Mar-09         311,135,185         53         20-Sep-11          64,797,480
   24          20-Apr-09         300,841,530         54         20-Oct-11          62,282,112
   25          20-May-09         290,678,479         55         20-Nov-11          59,857,552
   26          20-Jun-09         280,699,273         56         20-Dec-11          57,510,972
   27          20-Jul-09         270,903,660         57         20-Jan-12          55,235,067
   28          20-Aug-09         261,291,785         58         20-Feb-12          53,036,773
   29          20-Sep-09         251,864,498         59         20-Mar-12          50,929,432
   30          20-Oct-09         242,574,813         60         20-Apr-12          48,909,597
------------------------------------------------------------------------------------------------





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       31

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Preliminary Interest Rate Cap Agreement Schedule
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Period      Distribution Date     Notional Balance ($)    High Strike (%)     Low Strike (%)
--------------------------------------------------------------------------------------------
  61           20-Apr-2012             117,340,156             6.66               6.62
  62           20-May-2012             113,984,144             6.80               6.76
  63           20-Jun-2012             110,727,366             6.96               6.92
  64           20-Jul-2012             107,566,947             7.10               7.06
  65           20-Aug-2012             104,499,970             7.25               7.21
  66           20-Sep-2012             101,523,690             7.39               7.35
  67           20-Oct-2012             96,248,921              7.52               7.32
  68           20-Nov-2012             93,497,164              7.68               7.48
  69           20-Dec-2012             90,826,931              7.81               7.61
  70           20-Jan-2013             88,236,183              7.94               7.74
  71           20-Feb-2013             85,722,948              8.08               7.88
  72           20-Mar-2013             83,284,869              8.20               8.00
  73           20-Apr-2013             79,041,912              8.33               8.13
  74           20-May-2013             76,778,275              8.46               8.26
  75           20-Jun-2013             74,581,552              8.57               8.37
  76           20-Jul-2013             72,449,766              8.69               8.49
  77           20-Aug-2013             70,380,977              8.79               8.59
  78           20-Sep-2013             68,373,573              8.89               8.59
  79           20-Oct-2013             64,725,124              8.99               8.69
  80           20-Nov-2013             62,835,590              9.06               8.76
  81           20-Dec-2013             61,002,061              9.16               8.86
  82           20-Jan-2014             59,223,049              9.25               8.95
  83           20-Feb-2014             57,496,981              9.31               9.01
  84           20-Mar-2014             55,822,241              9.37               9.07
  85           20-Apr-2014             53,179,010              9.44               9.14
  86           20-May-2014             51,603,008              9.50               9.10
  87           20-Jun-2014             50,073,567              9.54               9.14
  88           20-Jul-2014             48,589,320              9.59               9.19
  89           20-Aug-2014             47,148,927              9.60               9.20
  90           20-Sep-2014             45,751,115              9.63               9.23
  91           20-Oct-2014             44,394,635              9.65               9.25
  92           20-Nov-2014             43,078,306              9.64               9.24
  93           20-Dec-2014             41,800,912              9.66               9.26
  94           20-Jan-2015             40,561,291              9.65               9.25
  95           20-Feb-2015             39,358,130              9.64               9.24
  96           20-Mar-2015             38,190,372              9.61               9.21
  97           20-Apr-2015             37,056,962              9.59               9.19
  98           20-May-2015             35,957,061              9.56               9.16
  99           20-Jun-2015             34,889,689              9.52               9.12
  100          20-Jul-2015             33,853,886              9.47               9.17


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       32

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Preliminary Interest Rate Cap Agreement Schedule
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Period      Distribution Date       Notional Balance ($)       High Strike (%)     Low Strike (%)
--------------------------------------------------------------------------------------------------
  101          20-Aug-2015               32,848,722                 9.43                    9.13
  102          20-Sep-2015               31,873,291                 9.38                    9.08
  103          20-Oct-2015               30,926,717                 9.31                    9.01
  104          20-Nov-2015               30,008,147                 9.22                    8.92
  105          20-Dec-2015               29,116,750                 9.13                    8.83
  106          20-Jan-2016               28,251,716                 9.05                    8.85
  107          20-Feb-2016               27,412,292                 8.95                    8.75
  108          20-Mar-2016               26,597,713                 8.86                    8.66
  109          20-Apr-2016               25,807,207                 8.76                    8.56
  110          20-May-2016               25,040,057                 8.65                    8.45
  111          20-Jun-2016               24,295,619                 8.55                    8.35
  112          20-Jul-2016               23,573,218                 8.43                    8.23
  113          20-Aug-2016               22,872,209                 8.32                    8.12
  114          20-Sep-2016               22,191,960                 8.20                    8.00
  115          20-Oct-2016               21,531,855                 8.06                    8.02
  116          20-Nov-2016               20,891,317                 7.94                    7.90
  117          20-Dec-2016               20,269,844                 7.81                    7.77
  118          20-Jan-2017               19,666,948                 7.69                    7.65
  119          20-Feb-2017               19,081,695                 7.56                    7.52
  120          20-Mar-2017               18,513,124                 7.43                    7.39


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       33

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Prepayment Curve
--------------------------------------------------------------------------------

 --------- ------------------------------------------------------- ------------------------------ ----
                     A                    B                         C                   D
 Period            % CPR                % CPR                     % CPR               % CPR
 --------- --------------------- --------------------- ------------------------ ----------------------
    1              20.00                8.00                     7.00                   7.00
 --------- --------------------- --------------------- ------------------------ ----------------------
    2              20.45                8.74                     7.51                   7.51
 --------- --------------------- --------------------- ------------------------ ----------------------
    3              20.91                9.48                     8.03                   8.03
 --------- --------------------- --------------------- ------------------------ ----------------------
    4              21.36               10.22                     8.54                   8.54
 --------- --------------------- --------------------- ------------------------ ----------------------
    5              21.82               10.96                     9.06                   9.06
 --------- --------------------- --------------------- ------------------------ ----------------------
    6              22.27               11.70                     9.57                   9.57
 --------- --------------------- --------------------- ------------------------ ----------------------
    7              22.73               12.43                     10.09                  10.09
 --------- --------------------- --------------------- ------------------------ ----------------------
    8              23.18               13.17                     10.60                  10.60
 --------- --------------------- --------------------- ------------------------ ----------------------
    9              23.64               13.91                     11.11                  11.11
 --------- --------------------- --------------------- ------------------------ ----------------------
   10              24.09               14.65                     11.63                  11.63
 --------- --------------------- --------------------- ------------------------ ----------------------
   11              24.55               15.39                     12.14                  12.14
 --------- --------------------- --------------------- ------------------------ ----------------------
   12              25.00               16.13                     12.66                  12.66
 --------- --------------------- --------------------- ------------------------ ----------------------
   13              25.42               16.87                     13.17                  13.17
 --------- --------------------- --------------------- ------------------------ ----------------------
   14              25.83               17.61                     13.69                  13.69
 --------- --------------------- --------------------- ------------------------ ----------------------
   15              26.25               18.35                     14.20                  14.20
 --------- --------------------- --------------------- ------------------------ ----------------------
   16              26.67               19.09                     14.71                  14.71
 --------- --------------------- --------------------- ------------------------ ----------------------
   17              27.08               19.83                     15.23                  15.23
 --------- --------------------- --------------------- ------------------------ ----------------------
   18              27.50               20.57                     15.74                  15.74
 --------- --------------------- --------------------- ------------------------ ----------------------
   19              27.92               21.30                     16.26                  16.26
 --------- --------------------- --------------------- ------------------------ ----------------------
   20              28.33               22.04                     16.77                  16.77
 --------- --------------------- --------------------- ------------------------ ----------------------
   21              28.75               22.78                     17.29                  17.29
 --------- --------------------- --------------------- ------------------------ ----------------------
   22              29.17               23.52                     17.80                  17.80
 --------- --------------------- --------------------- ------------------------ ----------------------
   23              29.58               24.26                     18.31                  18.31
 --------- --------------------- --------------------- ------------------------ ----------------------
   24              30.00               25.00                     18.83                  18.83
 --------- --------------------- --------------------- ------------------------ ----------------------
   25              30.25               25.00                     19.34                  19.34
 --------- --------------------- --------------------- ------------------------ ----------------------
   26              30.50               25.00                     19.86                  19.86
 --------- --------------------- --------------------- ------------------------ ----------------------
   27              30.75               25.00                     20.37                  20.37
 --------- --------------------- --------------------- ------------------------ ----------------------
   28              31.00               25.00                     20.89                  20.89
 --------- --------------------- --------------------- ------------------------ ----------------------
   29              31.25               25.00                     21.40                  21.40
 --------- --------------------- --------------------- ------------------------ ----------------------
   30              31.50               25.00                     21.91                  21.91
 --------- --------------------- --------------------- ------------------------ ----------------------
   31              31.75               25.00                     22.43                  22.43
 --------- --------------------- --------------------- ------------------------ ----------------------
   32              32.00               25.00                     22.94                  22.94
 --------- --------------------- --------------------- ------------------------ ----------------------
   33              40.25               25.00                     23.46                  23.46
 --------- --------------------- --------------------- ------------------------ ----------------------
   34              48.50               25.00                     23.97                  23.97
 --------- --------------------- --------------------- ------------------------ ----------------------
   35              56.75               25.00                     24.49                  24.49
 --------- --------------------- --------------------- ------------------------ ----------------------
   36              65.00               25.00                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   37              61.00               25.42                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   38              57.00               25.83                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   39              53.00               26.25                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   40              49.00               26.67                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   41              45.00               27.08                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                      34

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   42              45.00               27.50                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   43              45.00               27.92                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   44              45.00               28.33                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   45              45.00               28.75                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   46              45.00               29.17                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   47              45.00               29.58                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   48              45.00               30.00                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   49              45.00               30.25                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   50              45.00               30.50                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   51              45.00               30.75                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   52              45.00               31.00                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   53              45.00               31.25                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   54              45.00               31.50                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   55              45.00               31.75                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   56              45.00               32.00                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   57              45.00               40.25                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   58              45.00               48.50                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   59              45.00               56.75                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   60              45.00               65.00                     25.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   61              45.00               61.00                     25.42                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   62              45.00               57.00                     25.83                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   63              45.00               53.00                     26.25                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   64              45.00               49.00                     26.67                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   65              45.00               45.00                     27.08                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   66              45.00               45.00                     27.50                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   67              45.00               45.00                     27.92                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   68              45.00               45.00                     28.33                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   69              45.00               45.00                     28.75                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   70              45.00               45.00                     29.17                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   71              45.00               45.00                     29.58                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   72              45.00               45.00                     30.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   73              45.00               45.00                     30.25                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   74              45.00               45.00                     30.50                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   75              45.00               45.00                     30.75                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   76              45.00               45.00                     31.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   77              45.00               45.00                     31.25                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   78              45.00               45.00                     31.50                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   79              45.00               45.00                     31.75                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   80              45.00               45.00                     32.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   81              45.00               45.00                     40.25                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   82              45.00               45.00                     48.50                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   83              45.00               45.00                     56.75                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   84              45.00               45.00                     65.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   85              45.00               45.00                     61.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all investors.  Banc of America Securities LLC (the  "Underwriter")
and its affiliates may acquire,  hold or sell positions in these securities,  or in  related  derivatives,  and may  have an  investment  or  commercial  banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                       35

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-C Trust
                               Mortgage Pass-Through Certificates, Series 2007-C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   86              45.00               45.00                     57.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   87              45.00               45.00                     53.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   88              45.00               45.00                     49.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   89              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   90              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   91              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   92              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   93              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   94              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   95              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   96              45.00               45.00                     45.00                  25.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   97              45.00               45.00                     45.00                  25.42
 --------- --------------------- --------------------- ------------------------ ----------------------
   98              45.00               45.00                     45.00                  25.83
 --------- --------------------- --------------------- ------------------------ ----------------------
   99              45.00               45.00                     45.00                  26.25
 --------- --------------------- --------------------- ------------------------ ----------------------
   100             45.00               45.00                     45.00                  26.67
 --------- --------------------- --------------------- ------------------------ ----------------------
   101             45.00               45.00                     45.00                  27.08
 --------- --------------------- --------------------- ------------------------ ----------------------
   102             45.00               45.00                     45.00                  27.50
 --------- --------------------- --------------------- ------------------------ ----------------------
   103             45.00               45.00                     45.00                  27.92
 --------- --------------------- --------------------- ------------------------ ----------------------
   104             45.00               45.00                     45.00                  28.33
 --------- --------------------- --------------------- ------------------------ ----------------------
   105             45.00               45.00                     45.00                  28.75
 --------- --------------------- --------------------- ------------------------ ----------------------
   106             45.00               45.00                     45.00                  29.17
 --------- --------------------- --------------------- ------------------------ ----------------------
   107             45.00               45.00                     45.00                  29.58
 --------- --------------------- --------------------- ------------------------ ----------------------
   108             45.00               45.00                     45.00                  30.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   109             45.00               45.00                     45.00                  30.25
 --------- --------------------- --------------------- ------------------------ ----------------------
   110             45.00               45.00                     45.00                  30.50
 --------- --------------------- --------------------- ------------------------ ----------------------
   111             45.00               45.00                     45.00                  30.75
 --------- --------------------- --------------------- ------------------------ ----------------------
   112             45.00               45.00                     45.00                  31.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   113             45.00               45.00                     45.00                  31.25
 --------- --------------------- --------------------- ------------------------ ----------------------
   114             45.00               45.00                     45.00                  31.50
 --------- --------------------- --------------------- ------------------------ ----------------------
   115             45.00               45.00                     45.00                  31.75
 --------- --------------------- --------------------- ------------------------ ----------------------
   116             45.00               45.00                     45.00                  32.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   117             45.00               45.00                     45.00                  40.25
 --------- --------------------- --------------------- ------------------------ ----------------------
   118             45.00               45.00                     45.00                  48.50
 --------- --------------------- --------------------- ------------------------ ----------------------
   119             45.00               45.00                     45.00                  56.75
 --------- --------------------- --------------------- ------------------------ ----------------------
   120             45.00               45.00                     45.00                  65.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   121             45.00               45.00                     45.00                  61.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   122             45.00               45.00                     45.00                  57.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   123             45.00               45.00                     45.00                  53.00
 --------- --------------------- --------------------- ------------------------ ----------------------
   124             45.00               45.00                     45.00                  49.00
 --------- --------------------- --------------------- ----------------------- -----------------------
   125             45.00               45.00                     45.00                  45.00
 --------- -------------------------- ---------------------------- -----------------------------------
 Period 126        45.00               45.00                     45.00                  45.00
 and beyond
-------------------------------- ---------------------------------- ----------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                     [LOGO]

         --------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix


                       Banc of America Funding Corporation
                                    Depositor


                      Banc of America Funding 2007-C Trust
                                 Issuing Entity

                Mortgage Pass-Through Certificates, Series 2007-C
           $640,979,000 (approximate) Overcollateralized Certificates




                                 April 24, 2007









--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------


Description of the Mortgage Loans
---------------------------------
The Group 1 Mortgage Loans consist of Six-Month LIBOR, One-Year LIBOR, and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans have a fixed interest rate for approximately the first 3 years, 5 years, 7 years, or 10 years after origination and thereafter the Group 1 Mortgage Loans have a variable interest rate. Approximately 66.12% of the Group 1 Mortgage Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR, or One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 13.500%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Group 1 Mortgage Loan's Gross Margin.

Approximately 0.90% of the Group 1 Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                             Collateral Summary    Range (if applicable)
                                                             ------------------    ---------------------
Total Outstanding Loan Balance                                   $79,982,008
Total Number of Loans                                                    298
Average Loan Principal Balance                                      $268,396        $25,130 to $780,000
WA Gross Coupon                                                       5.531%           4.000% to 7.875%
WA FICO                                                                  735                 650 to 813
WA Original Term                                                  366 months          360 to 480 months
WA Remaining Term                                                 349 months          312 to 480 months
WA OLTV                                                               73.97%           19.00% to 95.00%
WA DTI                                                                34.23%           12.10% to 53.20%
WA Months to First Rate Adjustment Date                            52 months            6 to 120 months
WA Gross Margin                                                       2.299%           2.250% to 3.000%
WA Rate Ceiling                                                      10.684%          9.375% to 13.500%
Geographic Concentration of Mortgaged Properties                      29.59%
(Top 5 States) based on theAggregate Stated Principal     CA          13.72%
Balance                                                   FL           9.82%
                                                          TX         5.18%
                                                          MD           5.16%
                                                          SC           11.48
Percentage of Mortgage Loans Covered by PMI Policies                   3.10%

Percentage of  of Buydown Loans                                        0.00%
--------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------------
                                                      Percent of
                     Number Of      Aggregate        Aggregate Cut-         Average            Weighted          Weighted
                     Mortgage        Cut-Off         Off Principal     Cut-Off Principal    Average Credit   Average Original
Occupancy             Loans    Principal Balance       Balance             Balance               Score              LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence       247       $69,774,395.20         87.24%           $282,487.43             734              73.95%
Investor Property        25         5,301,378.88          6.63             212,055.16             722              75.09
Second Home              26         4,906,234.17          6.13             188,701.31             761              73.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                  298       $79,982,008.25        100.00%           $268,396.00             735              73.97%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Group 1 Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans


---------------------------------------------------------------------------------------------------------------------------------
                                                              Percent of           Average
                            Number Of       Aggregate        Aggregate Cut-         Cut-Off            Weighted        Weighted
                             Mortgage   Cut-Off Principal    Off Principal         Principal        Average Credit     Average
Property Type                  Loans         Balance            Balance             Balance             Score        Original LTV
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         161      $40,660,623.06          50.84%            $252,550.45            727            73.45%
PUD                              88       25,402,320.84          31.76              288,662.74            742            74.52
Condominium                      35        8,025,688.45          10.03              229,305.38            742            74.82
2-Family                          5        2,199,217.36           2.75              439,843.47            740            66.61
4-Family                          3        1,817,000.01           2.27              605,666.67            759            77.68
3-Family                          3        1,483,781.08           1.86              494,593.69            755            78.99
Townhouse                         2          347,811.63           0.43              173,905.82            717            80.00
Cooperative                       1           45,565.82           0.06               45,565.82            726            80.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                          298      $79,982,008.25         100.00%            $268,396.00            735            73.97%
=================================================================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans



---------------------------------------------------------------------------------------------------------------------
                                   Aggregate          Percent of       Average
                     Number Of      Cut-Off        Aggregate Cut-      Cut-Off         Weighted          Weighted
                     Mortgage      Principal         Off Principal     Principal     Average Credit   Average Original
Purpose               Loans         Balance            Balance         Balance           Score              LTV
---------------------------------------------------------------------------------------------------------------------
Purchase               159       $41,881,140.18          52.36%      $263,403.40         743                76.38%
Refinance-Cashout       69        19,432,323.95          24.30        281,627.88         725                69.80
Refinance-Rate/Term     70        18,668,544.12          23.34        266,693.49         726                72.91
---------------------------------------------------------------------------------------------------------------------
Total:                 298       $79,982,008.25         100.00%      $268,396.00         735                73.97%
=====================================================================================================================


                                                                               3

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------------------
                                                    Percent of        Average
                    Number Of       Aggregate      Aggregate Cut-     Cut-Off       Weighted       Weighted
                    Mortgage    Cut-Off Principal  Off Principal     Principal   Average Credit     Average
Geographic Area      Loans          Balance           Balance         Balance        Score       Original LTV
-------------------------------------------------------------------------------------------------------------
Arizona                10        $2,624,670.77           3.28%       $262,467.08        744            68.28%
Arkansas                2           480,588.45           0.60         240,294.23        720            80.00
California             67        23,665,751.66          29.59         353,220.17        731            71.72
Colorado               10         2,364,487.31           2.96         236,448.73        743            78.65
Florida                47        10,972,687.48          13.72         233,461.44        744            73.97
Georgia                 6         1,236,433.30           1.55         206,072.22        734            75.55
Hawaii                  2         1,213,600.00           1.52         606,800.00        750            80.00
Idaho                   2           274,284.46           0.34         137,142.23        757            85.19
Illinois                9         2,502,832.28           3.13         278,092.48        727            75.09
Maryland               15         4,145,895.09           5.18         276,393.01        711            76.02
Massachusetts           6         1,952,290.49           2.44         325,381.75        728            72.02
Michigan                4           780,706.64           0.98         195,176.66        687            70.09
Minnesota               4           823,235.30           1.03         205,808.83        760            72.26
Mississippi             1            57,336.76           0.07          57,336.76        761            80.00
Missouri                2           469,481.87           0.59         234,740.94        763            77.84
Nevada                  8         2,492,296.00           3.12         311,537.00        731            73.22
New Jersey              5         1,656,241.62           2.07         331,248.32        728            74.75
New York                4           318,460.96           0.40          79,615.24        758            86.44
North Carolina          8         1,984,421.66           2.48         248,052.71        758            74.13
Ohio                    1           195,396.77           0.24         195,396.77        753            71.64
Oklahoma                1            81,272.58           0.10          81,272.58        793            80.00
Oregon                  4         1,232,996.18           1.54         308,249.05        739            72.21
Pennsylvania            3           499,458.06           0.62         166,486.02        703            49.59
South Carolina         25         4,125,286.42           5.16         165,011.46        758            76.88
Tennessee               3           505,823.95           0.63         168,607.98        755            80.00
Texas                  29         7,855,680.64           9.82         270,885.54        737            75.29
Utah                    1           141,598.62           0.18         141,598.62        783            80.00
Virginia               11         3,323,404.41           4.16         302,127.67        718            78.10
Washington              4         1,257,117.91           1.57         314,279.48        714            77.67
Wisconsin               4           748,270.61           0.94         187,067.65        709            77.37
-------------------------------------------------------------------------------------------------------------
Total:                298       $79,982,008.25         100.00%       $268,396.00        735            73.97%
=============================================================================================================

(1) As of the Cut-off Date, no more than approximately 1.51% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


                                                                               4

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------------
                                           Aggregate       Percent of     Average
                           Number of        Cut-Off      Aggregate Cut-   Cut-Off          Weighted             Weighted
Current Mortgage Loan       Mortgage       Principal     Off Principal    Principal     Average Credit          Average
Principal Balances ($)        Loans          Balance        Balance       Balance          Score              Original LTV
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                 2          $70,695.42        0.09%       $35,347.71         715                 83.55%
50,000.01 - 100,000.00          16        1,264,745.39        1.58         79,046.59         738                 70.49
100,000.01 - 150,000.00         39        4,999,460.29        6.25        128,191.29         739                 70.65
150,000.01 - 200,000.00         56        9,866,260.03       12.34        176,183.21         731                 73.97
200,000.01 - 250,000.00         27        6,114,132.46        7.64        226,449.35         738                 71.78
250,000.01 - 300,000.00         36        9,863,261.53       12.33        273,979.49         729                 73.66
300,000.01 - 350,000.00         24        7,800,085.46        9.75        325,003.56         739                 76.87
350,000.01 - 400,000.00         66       25,133,734.61       31.42        380,814.16         729                 73.12
400,000.01 - 450,000.00         21        8,574,782.05       10.72        408,322.95         740                 76.83
500,000.01 - 550,000.00          6        3,108,478.12        3.89        518,079.69         737                 71.34
550,000.01 - 600,000.00          2        1,188,000.00        1.49        594,000.00         745                 80.00
600,000.01 - 650,000.00          2        1,218,372.89        1.52        609,186.45         765                 80.00
750,000.01 - 800,000.00          1          780,000.00        0.98        780,000.00         793                 80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                         298      $79,982,008.25      100.00%      $268,396.00        735                 73.97%
==========================================================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $268,396.


                                                                               5

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                      Aggregate      Percent of        Average
                     Number Of         Cut-Off      Aggregate Cut-     Cut-Off                         Weighted
Original Loan-To-    Mortgage         Principal     Off Principal     Principal    Weighted Average    Average
Value Ratios (%)      Loans            Balance         Balance         Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------
15.01 - 20.00             1          $125,000.00         0.16%       $125,000.00        801             19.00%
25.01 - 30.00             1           127,739.25         0.16         127,739.25        751             27.12
30.01 - 35.00             5           850,258.42         1.06         170,051.68        731             31.83
35.01 - 40.00             1           148,050.38         0.19         148,050.38        752             38.29
40.01 - 45.00             5         1,159,386.98         1.45         231,877.40        750             42.71
45.01 - 50.00             8         2,194,514.59         2.74         274,314.32        730             47.53
50.01 - 55.00             4         1,139,150.95         1.42         284,787.74        739             52.65
55.01 - 60.00            13         3,145,150.03         3.93         241,934.62        739             57.35
60.01 - 65.00             7         2,190,438.56         2.74         312,919.79        725             62.99
65.01 - 70.00            27         8,132,589.40        10.17         301,207.01        726             68.46
70.01 - 75.00            38         9,970,373.94        12.47         262,378.26        732             73.03
75.01 - 80.00           178        48,646,143.04        60.82         273,292.94        737             79.54
80.01 - 85.00             3           669,778.22         0.84         223,259.41        755             84.51
85.01 - 90.00             5         1,013,940.83         1.27         202,788.17        704             88.97
90.01 - 95.00             2           469,493.66         0.59         234,746.83        702             95.00
-----------------------------------------------------------------------------------------------------------------
Total:                  298       $79,982,008.25       100.00%       $268,396.00        735             73.97%
=================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.97%.

                                                                               6

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------
                                     Aggregate      Percent of      Average
                     Number Of        Cut-Off      Aggregate Cut-   Cut-Off                             Weighted
Current Mortgage     Mortgage        Principal     Off Pricipal    Principal      Weighted Average      Average
Interest Rates (%)    Loans           Balance         Balance       Balance         Credit Score      Original LTV
--------------------------------------------------------------------------------------------------------------------
3.751 - 4.000             2          $664,953.10        0.83%      $332,476.55           731             63.08%
4.001 - 4.250             5         1,115,574.79        1.39        223,114.96           750             63.91
4.251 - 4.500            13         3,534,066.41        4.42        271,851.26           754             72.24
4.501 - 4.750            16         5,075,449.06        6.35        317,215.57           736             72.40
4.751 - 5.000            43        12,916,808.90       16.15        300,390.90           730             74.36
5.001 - 5.250            44        12,975,473.36       16.22        294,897.12           740             68.85
5.251 - 5.500            35         9,572,570.11       11.97        273,502.00           727             73.81
5.501 - 5.750            29         7,512,507.37        9.39        259,051.98           732             75.02
5.751 - 6.000            33         7,091,167.83        8.87        214,883.87           737             73.92
6.001 - 6.250            25         6,907,286.77        8.64        276,291.47           730             78.62
6.251 - 6.500            20         5,124,971.60        6.41        256,248.58           730             77.14
6.501 - 6.750            13         3,580,712.38        4.48        275,439.41           736             78.91
6.751 - 7.000            10         1,831,120.89        2.29        183,112.09           769             73.97
7.001 - 7.250             6         1,166,344.43        1.46        194,390.74           708             80.43
7.251 - 7.500             3           733,054.71        0.92        244,351.57           708             89.48
7.751 - 8.000             1           179,946.54        0.22        179,946.54           779             90.00
--------------------------------------------------------------------------------------------------------------------
Total:                  298       $79,982,008.25      100.00%      $268,396.00           735             73.97%
====================================================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.531% per annum.

                                                                               7

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                 Gross Margins of the Group 1 Mortgage Loans (1)



---------------------------------------------------------------------------------------------------------------
                                  Aggregate        Percent of      Average
                     Number Of     Cut-Off        Aggregate Cut-   Cut-Off                           Weighted
                      Mortgage    Principal       Off Principal   Principal      Weighted Average     Average
Gross Margin (%)       Loans        Balance          Balance        Balance        Credit Score    Original LTV
---------------------------------------------------------------------------------------------------------------
2.001 - 2.250           269     $72,280,882.35        90.37%      $268,702.16           734           74.35%
2.501 - 2.750            28       7,423,113.97         9.28        265,111.21           741           70.08
2.751 - 3.000             1         278,011.93         0.35        278,011.93           777           80.00
---------------------------------------------------------------------------------------------------------------
Total:                  298     $79,982,008.25       100.00%      $268,396.00           735           73.97%
===============================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.299% per annum.


                 Rate Ceilings of the Group 1 Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------
                                     Aggregate        Percent of      Average
                     Number Of        Cut-Off        Aggregate Cut-   Cut-Off                           Weighted
                      Mortgage       Principal       Off Principal   Principal      Weighted Average     Average
Gross Margin (%)       Loans           Balance          Balance        Balance        Credit Score    Original LTV
------------------------------------------------------------------------------------------------------------------
9.251 - 9.500             9         $2,390,038.68         2.99%     $265,559.85          767              66.42%
9.501 - 9.750            11          3,690,100.97         4.61       335,463.72          735              77.45
9.751 - 10.000           34         10,430,849.48        13.04       306,789.69          732              74.14
10.001 - 10.250          44         12,856,583.66        16.07       292,195.08          741              68.28
10.251 - 10.500          36          9,964,254.37        12.46       276,784.84          730              74.91
10.501 - 10.750          29          7,806,556.37         9.76       269,191.60          728              71.38
10.751 - 11.000          40          9,273,712.47        11.59       231,842.81          734              74.77
11.001 - 11.250          30          8,141,751.26        10.18       271,391.71          732              77.36
11.251 - 11.500          22          5,778,447.91         7.22       262,656.72          725              74.79
11.501 - 11.750          19          4,820,061.85         6.03       253,687.47          743              78.06
11.751 - 12.000          12          2,254,120.89         2.82       187,843.41          759              74.53
12.001 - 12.250           6          1,166,344.43         1.46       194,390.74          708              80.43
12.251 - 12.500           3            762,708.59         0.95       254,236.20          724              84.28
12.751 - 13.000           1            179,946.54         0.22       179,946.54          779              90.00
13.251 - 13.500           2            466,530.78         0.58       233,265.39          703              92.04
------------------------------------------------------------------------------------------------------------------
Total:                  298        $79,982,008.25       100.00%     $268,396.00          735              73.97%
==================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.684% per annum.


                                                                               8

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)


----------------------------------------------------------------------------------------------------------------------
                                                          Percent of                                          Weighted
                      Number Of        Aggregate         Aggregate Cut-       Average                          Average
First Rate             Mortgage    Cut-Off Principal     Off Principal   Cut-Off Principal  Weighted Average  Original
Adjustment Date          Loans           Balance            Balance           Balance         Credit Score       LTV
----------------------------------------------------------------------------------------------------------------------
October 1, 2007             2           $799,539.46           1.00%          $399,769.73           704          83.59%
November 1, 2007            4          1,120,546.95           1.40           280,136.74            723          77.92
December 1, 2007           10          3,050,697.26           3.81           305,069.73            714          71.74
January 1, 2008            13          3,239,535.67           4.05           249,195.05            744          64.86
February 1, 2008            6          1,181,420.84           1.48           196,903.47            730          75.03
March 1, 2008               4            827,070.03           1.03           206,767.51            763          64.96
October 1, 2009             2            421,385.74           0.53           210,692.87            697          84.58
November 1, 2009            2            669,187.80           0.84           334,593.90            713          87.76
December 1, 2009            7          2,108,340.85           2.64           301,191.55            737          73.42
January 1, 2010            15          4,940,231.15           6.18           329,348.74            753          68.82
February 1, 2010           16          4,806,692.23           6.01           300,418.26            726          68.62
March 1, 2010              29          7,220,798.46           9.03           248,993.05            735          70.73
April 1, 2010              48         13,955,305.88          17.45          290,735.54            731           74.17
June 1, 2011                3            843,512.88           1.05           281,170.96            682          75.27
October 1, 2011             1            195,181.00           0.24           195,181.00            785          80.00
November 1, 2011            2            401,202.94           0.50           200,601.47            753          59.24
December 1, 2011            9          1,823,249.92           2.28           202,583.32            738          80.47
January 1, 2012            13          2,508,230.79           3.14           192,940.83            742          80.99
February 1, 2012            9          2,745,820.11           3.43           305,091.12            745          71.43
March 1, 2012               9          3,508,019.66           4.39           389,779.96            765          77.14
April 1, 2012               3          1,205,850.00           1.51           401,950.00            725          62.38
April 1, 2013               1            360,530.96           0.45           360,530.96            757          80.00
August 1, 2013              1            361,957.53           0.45           361,957.53            749          72.49
November 1, 2013            1            354,993.94           0.44           354,993.94            713          80.00
December 1, 2013            2            567,551.71           0.71           283,775.86            670          79.96
January 1, 2014             3            525,712.69           0.66           175,237.56            708          66.45
February 1, 2014           13          2,782,931.86           3.48           214,071.68            731          76.40
March 1, 2014              24          7,241,846.32           9.05           301,743.60            732          78.06
April 1, 2014               3            675,583.00           0.84           225,194.33            687          77.60
August 1, 2014              1            352,277.99           0.44           352,277.99            756          79.99
October 1, 2014             2            555,487.13           0.69           277,743.57            696          77.91
November 1, 2014            1            389,127.06           0.49           389,127.06            685          80.00
January 1, 2015             3          1,135,999.55           1.42           378,666.52            747          77.01
March 1, 2015               2            560,314.70           0.70           280,157.35            729          76.19
October 1, 2016             1            150,306.03           0.19           150,306.03            760          80.00
November 1, 2016            8          1,327,499.92           1.66           165,937.49            754          80.00
December 1, 2016            9          1,552,050.30           1.94           172,450.03            775          80.00
January 1, 2017            14          2,784,025.94           3.48           198,859.00            739          73.06
February 1, 2017            1            315,992.00           0.40           315,992.00            710          80.00
April 1, 2017               1            416,000.00           0.52           416,000.00            703          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                    298        $79,982,008.25         100.00%         $268,396.00           735           73.97%
======================================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 52 months.

                                                                               9

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                Remaining Terms of the Group 1 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                                     Percent of                                          Weighted
                   Number Of       Aggregate       Aggregate Cut-       Average                          Average
Remaining Term     Mortgage    Cut-Off Principal   Off Principal   Cut-Off Principal   Weighted Average  Original
 (Months)           Loans          Balance            Balance            Balance         Credit Score      LTV
-----------------------------------------------------------------------------------------------------------------
301 - 320              4         $1,418,634.14          1.77%          $354,658.54           726          78.07%
321 - 340            175         49,836,916.07         62.31            284,782.38           735          72.01
341 - 360            101         24,404,347.87         30.51            241,627.21           740          76.88
461 - 480             18          4,322,110.17          5.40            240,117.23           702          78.83
-----------------------------------------------------------------------------------------------------------------
Total:               298        $79,982,008.25        100.00%          $268,396.00           735          73.97%
=================================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 349 months.


                                                                              10


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------
                                                  Percent of                                          Weighted
                 Number Of        Aggregate      Aggregate Cut-        Average                        Average
                 Mortgage     Cut-Off Principal  Off Principal   Cut-Off Principal  Weighted Average  Original
Credit Scores     Loans           Balance           Balance            Balance        Credit Score      LTV
---------------------------------------------------------------------------------------------------------------
801 - 850            12        $2,900,738.97         3.63%           $241,728.25          805           70.93%
751 - 800           102        27,254,521.43        34.08             267,201.19          775           74.02
701 - 750           113        31,827,443.97        39.79             281,658.80          724           74.99
651 - 700            70        17,772,903.88        22.22             253,898.63          681           72.48
601 - 650             1           226,400.00         0.28             226,400.00          650           80.00
---------------------------------------------------------------------------------------------------------------
Total:              298       $79,982,008.25       100.00%           $268,396.00          735           73.97%
===============================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



                                                                              11

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


  Original Debt-to-Income Ratio of Mortgagors of the Group 1 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------
                                                   Percent of                                          Weighted
                   Number Of      Aggregate       Aggregate Cut-     Average                           Average
Original Debt-to-  Mortgage   Cut-Off Principal   Off Principal  Cut-Off Principal  Weighted Average   Original
Income Ratios (%)    Loans         Balance           Balance          Balance         Credit Score       LTV
---------------------------------------------------------------------------------------------------------------
Not Scored            179      $51,255,550.21         64.08%         $286,343.86          735           72.17%
10.01 - 15.00           3          655,595.65          0.82           218,531.88          780            80.00
15.01 - 20.00          10        2,484,385.65          3.11           248,438.57          737            76.14
20.01 - 25.00           6        1,592,051.80          1.99           265,341.97          726            80.41
25.01 - 30.00          18        4,500,799.11          5.63           250,044.40          737            71.75
30.01 - 35.00          20        4,941,817.24          6.18           247,090.86          749            78.25
35.01 - 40.00          26        5,998,008.42          7.50           230,692.63          716            77.53
40.01 - 45.00          18        4,687,600.93          5.86           260,422.27          744            79.54
45.01 - 50.00          15        3,129,252.02          3.91           208,616.80          710            76.96
50.01 - 55.00           3          736,947.22          0.92           245,649.07          763            80.00
---------------------------------------------------------------------------------------------------------------
Total:                298      $79,982,008.25        100.00%         $268,396.00          735           73.97%
===============================================================================================================

(1) As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans (excluding the Group 1 Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 34.23%.


                                                                             12

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


           Months Since Origination of the Group 1 Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------
                                                Percent of                                          Weighted
               Number Of       Aggregate      Aggregate Cut-       Average                          Average
Months Since   Mortgage    Cut-Off Principal  Off Principal   Cut-Off Principal  Weighted Average   Original
Origination     Loans           Balance          Balance            Balance        Credit Score       LTV
------------------------------------------------------------------------------------------------------------
1 - 6             107       $26,067,058.51        32.59%          $243,617.37           734          77.19%
7 - 12              8         1,772,418.37          2.22           221,552.30           720          78.84
13 - 18             3           738,930.78          0.92           246,310.26           756          80.37
19 - 24             1           148,050.38          0.19           148,050.38           752          38.29
25 - 30           167        47,557,240.27         59.46           284,773.89           736          71.71
31 - 36             5         1,583,427.67          1.98           316,685.53           702          81.08
37 - 42             5         1,392,393.78          1.74           278,478.76           720          75.80
43 - 48             1           361,957.53          0.45           361,957.53           749          72.49
49 - 54             1           360,530.96          0.45           360,530.96           757          80.00
------------------------------------------------------------------------------------------------------------
Total:            298       $79,982,008.25        100.00%         $268,396.00           735          73.97%
============================================================================================================

(1) As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 18 months.


                Servicing Fees of the Group 1 Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------
                                                      Percent of                                          Weighted
                     Number Of       Aggregate      Aggregate Cut-       Average                          Average
                     Mortgage    Cut-Off Principal  Off Principal   Cut-Off Principal  Weighted Average   Original
Servicing Fees (%)     Loans           Balance          Balance            Balance        Credit Score       LTV
------------------------------------------------------------------------------------------------------------------
0.250                   272       $75,254,397.46         94.09%         $276,670.58          736            73.97%
0.375                    26         4,727,610.79          5.91           181,831.18          713            73.94
------------------------------------------------------------------------------------------------------------------
Total:                  298       $79,982,008.25        100.00%         $268,396.00          735            73.97%
==================================================================================================================

(1) As of the Cut-off Date, the weighted average Servicing Fees of the Group 1 Mortgage Loans is expected to be approximately 0.257%



                                                                             13

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


      Historical Delinquency (Past 24 Months) of the Group 1 Mortgage Loans



-------------------------------------------------------------------------------------------------------------------
                                                       Percent of                                          Weighted
                    Number Of       Aggregate        Aggregate Cut-      Average                           Average
Historical           Mortgage    Cut-Off Principal   Off Principal   Cut-Off Principal   Weighted Average  Original
Delinquency            Loans          Balance           Balance          Balance           Credit Score      LTV
-------------------------------------------------------------------------------------------------------------------
No Delinquencies       277       $74,497,651.28         93.14%           $268,944.59            734          73.84%
1 x 30                  12         3,380,947.63          4.23             281,745.64            760          75.05
2 x 30                   7         1,612,591.46          2.02             230,370.21            704          77.05
3 x 30                   2           490,817.88          0.61             245,408.94            702          76.11
-------------------------------------------------------------------------------------------------------------------
Total:                 298       $79,982,008.25        100.00%           $268,396.00            735          73.97%
===================================================================================================================



                                                                             14

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans have a fixed interest rate for approximately the first 1 year, 3 years, 4 years, 5 years, 7 years, or 10 years after origination and thereafter the Group 2 Mortgage Loans have a variable interest rate. Approximately 85.03% of the Group 2 Mortgage Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semiannually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 4.625% to 12.875%. The effective minimum interest rate for substantially all of the Group 2 Mortgage Loans will be each Group 2 Mortgage Loan's Gross Margin.


Approximately 0.08% of the Group 2 Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                Collateral Summary     Range (if applicable)
                                                                ------------------     ---------------------
Total Outstanding Loan Balance                                      $563,249,590
Total Number of Loans                                                        938
Average Loan Principal Balance                                          $600,479       $53,370 to $2,820,000
WA Gross Coupon                                                           6.090%            3.250% to 7.875%
WA FICO                                                                      722                  621 to 814
WA Original Term                                                      361 months           180 to 480 months
WA Remaining Term                                                     354 months           176 to 480 months
WA OLTV                                                                   73.42%            20.83% to 95.00%
WA DTI                                                                    34.55%             4.76% to 65.20%
WA Months to First Rate Adjustment Date                                72 months             0 to 120 months
WA Gross Margin                                                           2.272%            2.250% to 4.375%
WA Rate Ceiling                                                           1.137%           4.625% to 12.875%
Geographic Concentration of Mortgaged Properties           CA             49.92%
(Top 5 States) based on the Aggregate Stated Principal     FL              9.58%
 Balance                                                   SC              6.58%
                                                           TX              4.61%
                                                           IL              3.31%
Percentage of Mortgage Loans Covered by PMI Policies                       1.52%

Percentage of Buydown Loans                                                0.18%
-------------------------------------------------------------------------------------------------------------



                                                                             15

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                                   Percent of                                            Weighted
                    Number Of      Aggregate      Aggregate Cut-        Average                          Average
                     Mortgage  Cut-Off Principal  Off Principal   Cut-Off Principal   Weighted Average   Original
Occupancy             Loans         Balance         Balance             Balance         Credit Score       LTV
-----------------------------------------------------------------------------------------------------------------
Primary Residence      685      $445,316,188.43      79.06%           $650,096.63            719          73.10%
Investor Property      155        68,564,998.13      12.17             442,354.83            737          74.51
Second Home             98        49,368,403.06       8.76             503,759.21            730          74.84
-----------------------------------------------------------------------------------------------------------------
Total:                 938      $563,249,589.62     100.00%           $600,479.31            722          73.42%
=================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Group 2 Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of          Average
                            Number Of          Aggregate       Aggregate Cut-       Cut-Off         Weighted       Weighted
                             Mortgage      Cut-Off Principal   Off Principal        Principal    Average Credit     Average
Property Type                 Loans             Balance           Balance            Balance         Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence        497         $328,522,694.96         58.33%          $661,011.46         716            72.57%
PUD                            197          132,237,594.60         23.48            671,256.83         726            73.35
Condominium                    220           83,535,522.63         14.83            379,706.92         736            76.21
2-Family                        14           10,331,027.43          1.83            737,930.53         742            76.69
4-Family                         4            4,090,500.00          0.73          1,022,625.00         738            77.46
3-Family                         3            2,380,000.00          0.42            793,333.33         730            73.00
Townhouse                        3            2,152,250.00          0.38            717,416.67         743            77.16
-----------------------------------------------------------------------------------------------------------------------------
Total:                         938         $563,249,589.62        100.00%          $600,479.31         722            73.42%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans



-----------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of        Average
                        Number Of       Cut-Off          Aggregate Cut-     Cut-Off          Weighted         Weighted
                         Mortgage       Principal        Off Principal      Principal     Average Credit      Average
Purpose                   Loans         Balance             Balance         Balance            Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------
Purchase                   455       $234,325,975.64         41.60%        $515,002.14           733            75.48%
Refinance-Cashout          253        170,768,375.69         30.32          674,973.82           711            72.19
Refinance-Rate/Term        230        158,155,238.29         28.08          687,631.47           719            71.71
-----------------------------------------------------------------------------------------------------------------------
Total:                     938       $563,249,589.62        100.00%        $600,479.31           722            73.42%
=======================================================================================================================




                                                                             16

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



 Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------------------------------------------
                                                          Percent of      Average
                         Number Of      Aggregate        Aggregate Cut-   Cut-Off         Weighted        Weighted
                         Mortgage    Cut-Off Principal   Off Principal   Principal      Average Credit     Average
Geographic Area           Loans          Balance            Balance       Balance           Score       Original LTV
--------------------------------------------------------------------------------------------------------------------
Arizona                      18       $10,839,515.75          1.92%      $602,195.32         721          75.68%
California                  422       281,173,421.53         49.92        666,287.73         722           73.77
Colorado                     19        14,599,889.70          2.59        768,415.25         715           72.34
Connecticut                   5         4,141,375.00          0.74        828,275.00         710           63.04
District of Columbia          1           500,000.00          0.09        500,000.00         790           71.94
Florida                      85        53,955,246.16          9.58        634,767.60         721           71.17
Georgia                       7         5,271,476.43          0.94        753,068.06         716           75.87
Hawaii                        7         5,956,988.00          1.06        850,998.29         745           77.08
Idaho                         1           498,304.83          0.09        498,304.83         778           80.00
Illinois                     26        18,660,004.64          3.31        717,692.49         707           74.68
Indiana                       1           435,784.17          0.08        435,784.17         743           54.30
Maine                         2         1,883,680.79          0.33        941,840.40         717           71.72
Maryland                     14         9,480,086.47          1.68        677,149.03         723           71.40
Massachusetts                13         8,021,011.81          1.42        617,000.91         713           67.97
Michigan                      6         2,687,318.27          0.48        447,886.38         748           70.96
Minnesota                     7         4,331,699.99          0.77        618,814.28         697           75.22
Mississippi                   1            75,110.45          0.01         75,110.45         664           80.00
Missouri                      3         2,393,616.76          0.42        797,872.25         662           71.23
Nebraska                      1           985,500.00          0.17        985,500.00         725           33.98
Nevada                       27        14,185,134.20          2.52        525,375.34         728           71.93
New Jersey                   17        12,745,936.98          2.26        749,761.00         707           71.54
New Mexico                    3         1,960,495.30          0.35        653,498.43         703           70.64
New York                     22        14,430,158.70          2.56        655,916.30         722           68.05
North Carolina               10         4,854,844.63          0.86        485,484.46         729           73.98
Oregon                        6         3,552,208.17          0.63        592,034.70         765           76.65
Pennsylvania                  2         1,472,000.00          0.26        736,000.00         706           80.00
South Carolina              126        37,051,231.31          6.58        294,057.39         739           76.98
Tennessee                     1           447,538.87          0.08        447,538.87         730           62.81
Texas                        45        25,993,253.20          4.61        577,627.85         732           74.44
Utah                          3         2,974,000.00          0.53        991,333.33         680           80.00
Virginia                     28        12,672,572.51          2.25        452,591.88         713           78.15
Washington                    8         4,081,185.00          0.72        510,148.13         730           71.94
Wisconsin                     1           939,000.00          0.17        939,000.00         648           64.98
--------------------------------------------------------------------------------------------------------------------
Total:                      938      $563,249,589.62        100.00%      $600,479.31         722          73.42%
====================================================================================================================

(1) As of the Cut-off Date, no more than approximately 2.49% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



                                                                              17


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------
                                               Aggregate      Percent of      Average
                             Number Of          Cut-Off      Aggregate Cut-   Cut-Off         Weighted      Weighted
Current Mortgage Loan         Mortgage         Principal     Off Principal    Principal    Average Credit   Average
Principal Balances ($)         Loans            Balance         Balance        Balance          Score      Original LTV
-----------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00            8           $603,754.90        0.11%        $75,469.36          688          72.65%
100,000.01 - 150,000.00          44          5,446,019.84        0.97         123,773.18          753          76.88
150,000.01 - 200,000.00          34          6,032,735.83        1.07         177,433.41          732          76.21
200,000.01 - 250,000.00          12          2,702,212.32        0.48         225,184.36          713          75.42
250,000.01 - 300,000.00          26          7,226,380.24        1.28         277,937.70          729          80.46
300,000.01 - 350,000.00          30          9,845,956.50        1.75         328,198.55          751          77.26
350,000.01 - 400,000.00           4          1,545,515.94        0.27         386,378.99          747          60.23
400,000.01 - 450,000.00          75         32,517,699.83        5.77         433,569.33          719          73.18
450,000.01 - 500,000.00         128         61,260,151.62       10.88         478,594.93          731          73.81
500,000.01 - 550,000.00         104         54,713,675.45        9.71         526,093.03          720          74.87
550,000.01 - 600,000.00          93         53,623,707.98        9.52         576,599.01          724          75.55
600,000.01 - 650,000.00          77         48,159,143.93        8.55         625,443.43          717          73.94
650,000.01 - 700,000.00          51         34,647,335.03        6.15         679,359.51          723          76.79
700,000.01 - 750,000.00          46         33,574,417.30        5.96         729,878.64          726          73.11
750,000.01 - 800,000.00          30         23,347,153.20        4.15         778,238.44          714          75.34
800,000.01 - 850,000.00          26         21,520,658.46        3.82         827,717.63          727          74.63
850,000.01 - 900,000.00          23         20,322,531.11        3.61         883,588.31          723          69.08
900,000.01 - 950,000.00          22         20,391,212.99        3.62         926,873.32          704          73.91
950,000.01 - 1,000,000.00        34         33,682,820.89        5.98         990,671.20          721          63.02
1,000,000.01 - 1,500,000.00      67         84,019,270.73       14.92       1,254,018.97          718          72.79
1,500,000.01 - 2,000,000.00       3          5,247,235.53        0.93       1,749,078.51          728          73.46
2,500,000.01 - 3,000,000.00       1          2,820,000.00        0.50       2,820,000.00          732          60.00
-----------------------------------------------------------------------------------------------------------------------
Total:                          938       $563,249,589.62      100.00%       $600,479.31          722          73.42%
=======================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $600,479.



                                                                             18

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------
                                     Aggregate       Percent of         Average
                      Number Of      Cut-Off        Aggregate Cut-      Cut-Off                         Weighted
Original Loan-To-     Mortgage       Principal      Off Principal      Principal   Weighted Average     Average
Value Ratios (%)       Loans          Balance          Balance          Balance     Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------
20.01 - 25.00              3        $1,598,599.79        0.28%       $532,866.60          779             21.26%
25.01 - 30.00              1           399,290.23        0.07         399,290.23          696             26.74
30.01 - 35.00              7         5,120,123.66        0.91         731,446.24          714             33.25
35.01 - 40.00              7         5,081,454.80        0.90         725,922.11          709             37.79
40.01 - 45.00             11         7,155,516.98        1.27         650,501.54          726             43.40
45.01 - 50.00             16        12,411,955.19        2.20         775,747.20          716             48.32
50.01 - 55.00             25        14,433,959.38        2.56         577,358.38          718             52.70
55.01 - 60.00             23        18,022,326.00        3.20         783,579.39          725             58.09
60.01 - 65.00             40        26,662,867.51        4.73         666,571.69          723             63.25
65.01 - 70.00             89        60,722,859.83       10.78         682,279.32          717             68.55
70.01 - 75.00            116        75,071,242.24       13.33         647,165.88          728             73.68
75.01 - 80.00            584       328,012,814.40       58.24         561,665.78          722             79.50
80.01 - 85.00              4         1,556,500.00        0.28         389,125.00          711             83.69
85.01 - 90.00              7         4,196,429.61        0.75         599,489.94          725             89.90
90.01 - 95.00              5         2,803,650.00        0.50         560,730.00          711             94.97
-----------------------------------------------------------------------------------------------------------------
Total:                   938      $563,249,589.62      100.00%       $600,479.31          722             73.42%
=================================================================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.42%.

                                                                              19

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                      Aggregate     Percent of        Average
                      Number Of        Cut-Off     Aggregate Cut-     Cut-Off                           Weighted
Current Mortgage      Mortgage        Principal    Off Principal     Principal    Weighted Average      Average
Interest Rates (%)     Loans           Balance       Balance          Balance       Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------
3.001 - 3.250             1          $489,300.00       0.09%        $489,300.00          681             64.21%
3.501 - 3.750             1           688,000.00       0.12          688,000.00          743             80.00
3.751 - 4.000             3         1,988,995.29       0.35          662,998.43          775             74.22
4.001 - 4.250             4         1,943,518.27       0.35          485,879.57          777             68.72
4.251 - 4.500            16         9,898,965.10       1.76          618,685.32          746             61.53
4.501 - 4.750            28        14,869,163.57       2.64          531,041.56          747             69.96
4.751 - 5.000            48        27,008,179.07       4.80          562,670.40          732             70.83
5.001 - 5.250            54        30,676,513.44       5.45          568,083.58          745             71.03
5.251 - 5.500            59        34,919,381.57       6.20          591,853.92          719             71.53
5.501 - 5.750            61        41,834,550.67       7.43          685,812.31          717             68.88
5.751 - 6.000           126        73,540,675.10      13.06          583,656.15          724             72.25
6.001 - 6.250           176        97,688,754.70      17.34          555,049.74          723             73.23
6.251 - 6.500           180       100,968,921.61      17.93          560,938.45          717             75.89
6.501 - 6.750            83        58,502,396.83      10.39          704,848.15          721             78.42
6.751 - 7.000            47        29,715,119.35       5.28          632,236.58          703             74.30
7.001 - 7.250            21        15,651,072.66       2.78          745,289.17          716             75.11
7.251 - 7.500            15        11,977,220.00       2.13          798,481.33          709             74.36
7.501 - 7.750             6         3,690,054.73       0.66          615,009.12          680             76.65
7.751 - 8.000             9         7,198,807.66       1.28          799,867.52          716             82.43
-----------------------------------------------------------------------------------------------------------------
Total:                  938      $563,249,589.62     100.00%        $600,479.31          722             73.42%
=================================================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.090% per annum.


                 Gross Margins of the Group 2 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------
                                     Aggregate      Percent of       Average
                     Number Of        Cut-Off      Aggregate Cut-    Cut-Off                         Weighted
                     Mortgage        Principal     Off Principal    Principal    Weighted Average    Average
Gross Margin (%)      Loans           Balance        Balance         Balance       Credit Score    Original LTV
---------------------------------------------------------------------------------------------------------------
2.001 - 2.250          897       $539,895,933.72      95.85%       $601,890.67          722           73.63%
2.251 - 2.500            4          2,061,994.11       0.37         515,498.53          752           69.72
2.501 - 2.750           36         20,675,666.49       3.67         574,324.07          739           68.41
4.251 - 4.500            1            615,995.30       0.11         615,995.30          687           70.00
---------------------------------------------------------------------------------------------------------------
Total:                 938       $563,249,589.62     100.00%       $600,479.31          722           73.42%
===============================================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.272% per annum.


                                                                              20

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



                 Rate Ceilings of the Group 2 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------
                                      Aggregate      Percent of       Average
                     Number Of         Cut-Off     Aggregate Cut-     Cut-Off                         Weighted
                     Mortgage         Principal    Off Principal     Principal     Weighted Average    Average
Rate Ceilings (%)     Loans            Balance         Balance         Balance       Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------
less than 8.751          1            $452,000.00        0.08%       $452,000.00         758             80.00%
8.751 - 9.000            3           1,988,995.29        0.35         662,998.43         775             74.22
9.001 - 9.250            4           1,889,068.29        0.34         472,267.07         753             65.74
9.251 - 9.500           12           7,892,866.36        1.40         657,738.86         752             60.35
9.501 - 9.750           22          11,382,928.38        2.02         517,405.84         746             70.41
9.751 - 10.000          40          22,638,167.17        4.02         565,954.18         730             72.38
10.001 - 10.250         48          27,848,854.35        4.94         580,184.47         749             71.21
10.251 - 10.500         55          31,651,891.81        5.62         575,488.94         723             70.64
10.501 - 10.750         63          43,032,439.08        7.64         683,054.59         719             68.57
10.751 - 11.000        129          75,039,398.21       13.32         581,700.76         725             71.78
11.001 - 11.250        179          98,462,084.66       17.48         550,067.51         724             73.48
11.251 - 11.500        187         106,092,315.71       18.84         567,338.59         716             75.83
11.501 - 11.750         86          60,595,493.61       10.76         704,598.76         721             78.28
11.751 - 12.000         52          32,586,408.14        5.79         626,661.70         706             73.93
12.001 - 12.250         25          18,249,151.77        3.24         729,966.07         713             72.93
12.251 - 12.500         16          12,127,414.40        2.15         757,963.40         709             74.43
12.501 - 12.750          7           4,121,304.73        0.73         588,757.82         683             76.48
12.751 - 13.000          9           7,198,807.66        1.28         799,867.52         716             82.43
-----------------------------------------------------------------------------------------------------------------
Total:                 938        $563,249,589.62      100.00%       $600,479.31         722             73.42%
=================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.137% per annum.


                                                                             21

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------
                                                         Percent of                                           Weighted
                     Number Of        Aggregate         Aggregate Cut-       Average                          Average
First Rate            Mortgage     Cut-Off Principal    Off Principal   Cut-Off Principal  Weighted Average   Original
Adjustment Date         Loans           Balance            Balance           Balance         Credit Score        LTV
-----------------------------------------------------------------------------------------------------------------------
April 1, 2007             1           $688,000.00           0.12%          $688,000.00             743          80.00%
May 1, 2007               1            489,300.00           0.09            489,300.00             681           64.21
October 1, 2007           2          1,042,636.45           0.19            521,318.23             697           80.00
November 1, 2007          4          2,379,490.59           0.42            594,872.65             721           74.25
December 1, 2007          7          3,867,243.06           0.69            552,463.29             741           69.44
January 1, 2008           7          3,832,994.45           0.68            547,570.64             687           71.17
February 1, 2008          6          3,333,927.04           0.59            555,654.51             749           54.12
March 1, 2008             5          2,640,989.01           0.47            528,197.80             734           72.36
April 1, 2008             1          1,119,683.33           0.20          1,119,683.33             749           70.00
August 1, 2008            1            465,769.86           0.08            465,769.86             754           54.75
November 1, 2009          1            635,350.00           0.11            635,350.00             687           64.18
December 1, 2009         14          7,513,205.20           1.33            536,657.51             753           69.37
January 1, 2010          26         17,485,291.57           3.10            672,511.21             733           69.34
February 1, 2010         35         21,206,065.96           3.76            605,887.60             731           69.69
March 1, 2010            40         23,115,473.52           4.10            577,886.84             737           70.54
April 1, 2010            50         28,059,512.32           4.98            561,190.25             729           72.03
November 1, 2010          1            711,618.56           0.13            711,618.56             745           43.60
June 1, 2011              1            291,702.39           0.05            291,702.39             686           90.00
November 1, 2011          1            540,000.00           0.10            540,000.00             695           80.00
December 1, 2011          9          2,594,242.07           0.46            288,249.12             715           74.63
January 1, 2012          16          8,695,630.07           1.54            543,476.88             704           67.42
February 1, 2012         13          6,442,620.66           1.14            495,586.20             732           75.30
March 1, 2012            87         54,879,220.62           9.74            630,795.64             726           74.67
April 1, 2012            91         60,357,981.00          10.72            663,274.52             709           74.59
August 1, 2013            5          2,586,278.06           0.46            517,255.61             720           76.13
September 1, 2013         6          3,374,238.65           0.60            562,373.11             743           60.00
November 1, 2013          2            766,475.52           0.14            383,237.76             727           76.98
December 1, 2013          4          1,906,712.38           0.34            476,678.10             715           70.95
January 1, 2014           4          2,286,202.09           0.41            571,550.52             718           42.23
February 1, 2014          6          4,843,896.35           0.86            807,316.06             717           73.00
March 1, 2014            76         51,664,479.31           9.17            679,795.78             709           76.80
April 1, 2014           204        152,105,637.27          27.01            745,615.87             723           74.60
September 1, 2014         1            565,039.14           0.10            565,039.14             708           75.00
October 1, 2014           1            562,575.44           0.10            562,575.44             718           80.00
January 1, 2015           2          1,142,000.00           0.20            571,000.00             754           45.62
February 1, 2015          3          1,449,999.99           0.26            483,333.33             741           64.23
March 1, 2015             5          2,517,965.97           0.45            503,593.19             746           78.38
October 1, 2016           5          1,252,940.83           0.22            250,588.17             723           77.98
November 1, 2016         19          4,073,899.70           0.72            214,415.77             751           76.68
December 1, 2016         57         11,173,113.52           1.98            196,019.54             752           79.26
January 1, 2017          35          8,250,690.33           1.46            235,734.01             751           77.44
February 1, 2017          1            330,000.00           0.06            330,000.00             805           75.00
March 1, 2017            24         18,361,719.34           3.26            765,071.64             714           70.07
April 1, 2017            58         41,647,778.00           7.39            718,065.14             709           74.15
-----------------------------------------------------------------------------------------------------------------------
Total:                  938       $563,249,589.62         100.00%          $600,479.31             722          73.42%
=======================================================================================================================


(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 72 months.



                                                                              22

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                Remaining Terms of the Group 2 Mortgage Loans (1)



---------------------------------------------------------------------------------------------------------------
                                                   Percent of                                          Weighted
                   Number Of       Aggregate      Aggregate Cut-      Average                          Average
Remaining Term     Mortgage    Cut-Off Principal  Off Principal  Cut-Off Principal  Weighted Average   Original
  (Months)          Loans          Balance           Balance          Balance        Credit Score        LTV
---------------------------------------------------------------------------------------------------------------
161 - 180               1          $124,526.14        0.02%          $124,526.14          763           80.00%
301 - 320              18         9,659,256.88        1.71            536,625.38          732           66.05
321 - 340             211       122,034,900.80       21.67            578,364.46          735           69.86
341 - 360             690       424,639,255.87       75.39            615,419.21          719           74.52
461 - 480              18         6,791,649.93        1.21            377,313.89          708           79.27
---------------------------------------------------------------------------------------------------------------
Total:                938      $563,249,589.62      100.00%          $600,479.31          722           73.42%
===============================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 354 months.



                                                                              23

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)



------------------------------------------------------------------------------------------------------------
                                                Percent of                                          Weighted
                Number Of       Aggregate      Aggregate Cut-       Average                         Average
                Mortgage    Cut-Off Principal  Off Principal  Cut-Off Principal   Weighted Average  Original
Credit Scores     Loans          Balance          Balance          Balance          Credit Score      LTV
------------------------------------------------------------------------------------------------------------
801 - 850           26       $12,137,137.86          2.15%        $466,812.99            807         76.71%
751 - 800          292       159,717,916.58         28.36          546,979.17            772         73.43
701 - 750          295       193,613,992.14         34.37          656,318.62            725         73.56
651 - 700          273       168,266,976.54         29.87          616,362.55            681         72.63
601 - 650           49        27,913,776.24          4.96          569,668.90            637         75.13
Not Scored           3         1,599,790.26          0.28          533,263.42            N/A         84.92
------------------------------------------------------------------------------------------------------------
Total:             938      $563,249,589.62        100.00%        $600,479.31            722         73.42%
============================================================================================================



(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


                                                                             24

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



  Original Debt-to-Income Ratio of Mortgagors of the Group 2 Mortgage Loans (1)



-------------------------------------------------------------------------------------------------------------------
                                                     Percent of                                            Weighted
                    Number Of       Aggregate       Aggregate Cut-        Average                          Average
Original Debt-to-   Mortgage    Cut-Off Principal   Off Principal   Cut-Off Principal   Weighted Average   Original
Income Ratios (%)    Loans          Balance             Balance           Balance         Credit Score        LTV
-------------------------------------------------------------------------------------------------------------------
Not Scored             233       $133,660,636.09          23.73%        $573,650.80             734          69.51%
1.01 - 5.00              1            119,043.69           0.02          119,043.69             801          61.54
5.01 - 10.00             7          2,860,959.95           0.51          408,708.56             723          76.93
10.01 - 15.00           10          7,730,334.51           1.37          773,033.45             715          68.63
15.01 - 20.00           33         20,390,854.49           3.62          617,904.68             732          74.91
20.01 - 25.00           59         32,986,648.80           5.86          559,095.74             722          72.00
25.01 - 30.00           79         48,827,172.97           8.67          618,065.48             729          73.04
30.01 - 35.00          135         83,715,008.83          14.86          620,111.18             717          76.60
35.01 - 40.00          192        127,017,290.49          22.55          661,548.39             714          74.64
40.01 - 45.00          125         74,280,818.68          13.19          594,246.55             725          75.12
45.01 - 50.00           44         21,457,485.90           3.81          487,670.13             699          74.01
50.01 - 55.00           12          4,945,453.69           0.88          412,121.14             708          75.60
55.01 - 60.00            7          4,959,085.15           0.88          708,440.74             696          76.31
65.01 - 70.00            1            298,796.38           0.05          298,796.38             713          80.00
-------------------------------------------------------------------------------------------------------------------
Total:                 938       $563,249,589.62         100.00%        $600,479.31             722          73.42%
===================================================================================================================

(1) As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans (excluding the Group 2 Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 34.55%.

                                                                             25

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


           Months Since Origination of the Group 2 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------
                                                 Percent of                                          Weighted
                 Number Of      Aggregate       Aggregate Cut-        Average                        Average
Months Since      Mortgage   Cut-Off Principal  Off Principal  Cut-Off Principal   Weighted Average  Original
Origination        Loans         Balance           Balance           Balance         Credit Score      LTV
-------------------------------------------------------------------------------------------------------------
1 - 6                703     $430,010,788.72        76.34%         $611,679.64           719          74.58%
7 - 12                 6        1,544,643.22         0.27           257,440.54           716          80.25
13 - 18                1        1,000,000.00         0.18         1,000,000.00           783          21.12
25 - 30              199      115,162,102.41        20.45           578,704.03           735          70.21
31 - 36                6        3,126,696.30         0.56           521,116.05           704          76.63
37 - 42               11        5,979,072.40         1.06           543,552.04           729          65.66
43 - 48               12        6,426,286.57         1.14           535,523.88           735          66.11
-------------------------------------------------------------------------------------------------------------
Total:               938     $563,249,589.62       100.00%         $600,479.31           722          73.42%
=============================================================================================================


(2) As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 8 months.




                Servicing Fees of the Group 2 Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------
                                                         Percent of                                            Weighted
                      Number Of        Aggregate       Aggregate Cut-       Average                            Average
                      Mortgage     Cut-Off Principal   Off Principal    Cut-Off Principal   Weighted Average   Original
Servicing Fees (%)     Loans           Balance             Balance           Balance          Credit Score       LTV
------------------------------------------------------------------------------------------------------------------------
0.250                    900        $541,679,956.95        96.17%          $601,866.62             722           73.65%
0.375                     33          18,126,061.50         3.22            549,274.59             722           67.80
0.500                      5           3,443,571.17         0.61            688,714.23             739           67.51
------------------------------------------------------------------------------------------------------------------------
Total:                   938        $563,249,589.62       100.00%          $600,479.31             722           73.42%
========================================================================================================================


(1) As of the Cut-off Date, the weighted average Servicing Fees of the Group 2 Mortgage Loans is expected to be approximately 0.256%



                                                                             26

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



      Historical Delinquency (Past 24 Months) of the Group 2 Mortgage Loans



----------------------------------------------------------------------------------------------------------------------
                                                        Percent of                                           Weighted
                       Number Of       Aggregate       Aggregate Cut-       Average                          Average
Historical             Mortgage    Cut-Off Principal   Off Principal   Cut-Off Principal  Weighted Average   Original
Delinquency             Loans          Balance           Balance            Balance          Credit Score       LTV
----------------------------------------------------------------------------------------------------------------------
No Delinquencies         921       $554,362,026.08        98.42%          $601,913.17           723             73.46%
1 x 30                     8          3,569,463.91         0.63            446,182.99           707             73.30
2 x 30                     6          3,410,853.89         0.61            568,475.65           709             71.12
3 x 30                     3          1,907,245.74         0.34            635,748.58           724             67.22
----------------------------------------------------------------------------------------------------------------------
Total:                   938       $563,249,589.62       100.00%          $600,479.31           722            73.42%
======================================================================================================================


                                                                             27

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Total Pool Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 1, 3, 4, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 82.68% of the Mortgage Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 4.625% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.


Approximately 0.18% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------



                                                             Collateral Summary   Range (if applicable)
                                                             ------------------   ---------------------
Total Outstanding Loan Balance                                    $643,231,598
Total Number of Loans                                                    1,236
Average Loan Principal Balance                                        $520,414     $25,130 to $2.820,000
WA Gross Coupon                                                          6.020          3.250% to 7.875%
WA FICO                                                                    724                621 to 814
WA Original Term                                                    362 months         180 to 480 months
WA Remaining Term                                                   354 months         176 to 480 months
WA OLTV                                                                 73.49%          19.00% to 95.00%
WA DTI                                                                  34.53%           4.76% to 65.20%
WA Months to First Rate Adjustment Date                              69 months           0 to 120 months
WA Gross Margin                                                         2.275%          2.250% to 4.375%
WA Rate Ceiling                                                        11.081%         4.625% to 13.500%
Geographic Concentration of Mortgaged Properties        CA              47.39%
(Top 5 States) based on the Aggregate Stated Principal  FL              10.09%
Balance                                                 SC               6.40%
                                                        TX               5.26%
                                                        IL               3.29%
Percentage of Mortgage Loans Covered by PMI Policies                     1.72%

Percentage of Buydown Loans                                              0.16%
--------------------------------------------------------------------------------------------------------



                                                                             28

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



           Occupancy of Mortgaged Properties of the Mortgage Loans (1)



----------------------------------------------------------------------------------------------------------------------
                                                          Percent of         Average
                     Number Of        Aggregate         Aggregate Cut-       Cut-Off        Weighted       Weighted
                     Mortgage     Cut-Off Principal     Off Principal       Principal    Average Credit     Average
Occupancy             Loans             Balance             Balance           Balance        Score        Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary Residence       932          $515,090,583.63           80.08%      $552,672.30         721             73.21%
Investor Property       180            73,866,377.01           11.48        410,368.76         736             74.55
Second Home             124            54,274,637.23            8.44        437,698.69         733             74.68
----------------------------------------------------------------------------------------------------------------------
Total:                1,236          $643,231,597.87          100.00%      $520,413.91         724             73.49%
======================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                      Property Types of the Mortgage Loans


--------------------------------------------------------------------------------------------------------------------
                                                           Percent of      Average
                          Number Of       Aggregate       Aggregate Cut-    Cut-Off        Weighted      Weighted
                          Mortgage     Cut-Off Principal  Off Principal   Principal     Average Credit   Average
Property Type              Loans          Balance            Balance        Balance          Score     Original LTV
--------------------------------------------------------------------------------------------------------------------
Single Family Residence      658      $369,183,318.02         57.40%      $561,068.87          717          72.67%
PUD                          285       157,639,915.44         24.51        553,122.51          729          73.54
Condominium                  255        91,561,211.08         14.23        359,063.57          737          76.09
2-Family                      19        12,530,244.79          1.95        659,486.57          741          74.92
4-Family                       7         5,907,500.01          0.92        843,928.57          744          77.53
3-Family                       6         3,863,781.08          0.60        643,963.51          739          75.30
Townhouse                      5         2,500,061.63          0.39        500,012.33          740          77.55
Cooperative                    1            45,565.82          0.01         45,565.82          726          80.00
--------------------------------------------------------------------------------------------------------------------
Total:                     1,236      $643,231,597.87        100.00%      $520,413.91          724          73.49%
====================================================================================================================


                   Mortgage Loan Purpose of the Mortgage Loans



------------------------------------------------------------------------------------------------------------------
                                                         Percent of
                                                         Aggregate     Average
                          Number Of      Aggregate       Cut-Off        Cut-Off          Weighted       Weighted
                          Mortgage    Cut-Off Principal  Principal     Principal      Average Credit    Average
Purpose                    Loans          Balance         Balance       Balance            Score      Original LTV
------------------------------------------------------------------------------------------------------------------
Purchase                    614       $276,207,115.82       42.94%      $449,848.72          734          75.62%
Refinance-Cashout           322        190,200,699.64       29.57        590,685.40          713          71.94
Refinance-Rate/Term         300        176,823,782.41       27.49        589,412.61          720          71.84
------------------------------------------------------------------------------------------------------------------
Total:                    1,236       $643,231,597.87      100.00%      $520,413.91          724          73.49%
==================================================================================================================


                                                                             29

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


 Geographical Distribution of the Mortgage Properties of the Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------
                                                       Percent of       Average
                       Number Of      Aggregate       Aggregate Cut-    Cut-Off        Weighted      Weighted
                        Mortgage   Cut-Off Principal  Off Principal    Principal    Average Credit   Average
Geographic Area           Loans        Balance           Balance         Balance         Score     Original LTV
---------------------------------------------------------------------------------------------------------------
Arizona                    28       $13,464,186.52          2.09%     $480,863.80          725          74.24%
Arkansas                    2           480,588.45          0.07       240,294.23          720          80.00
California                489       304,839,173.19         47.39       623,392.99          723          73.61
Colorado                   29        16,964,377.01          2.64       584,978.52          719          73.22
Connecticut                 5         4,141,375.00          0.64       828,275.00          710          63.04
District of Columbia        1           500,000.00          0.08       500,000.00          790          71.94
Florida                   132        64,927,933.64         10.09       491,878.29          725          71.65
Georgia                    13         6,507,909.73          1.01       500,608.44          719          75.81
Hawaii                      9         7,170,588.00          1.11       796,732.00          746          77.58
Idaho                       3           772,589.29          0.12       257,529.76          771          81.84
Illinois                   35        21,162,836.92          3.29       604,652.48          710          74.73
Indiana                     1           435,784.17          0.07       435,784.17          743          54.30
Maine                       2         1,883,680.79          0.29       941,840.40          717          71.72
Maryland                   29        13,625,981.56          2.12       469,861.43          719          72.81
Massachusetts              19         9,973,302.30          1.55       524,910.65          716          68.76
Michigan                   10         3,468,024.91          0.54       346,802.49          735          70.77
Minnesota                  11         5,154,935.29          0.80       468,630.48          707          74.75
Mississippi                 2           132,447.21          0.02        66,223.61          706          80.00
Missouri                    5         2,863,098.63          0.45       572,619.73          678          72.31
Nebraska                    1           985,500.00          0.15       985,500.00          725          33.98
Nevada                     35        16,677,430.20          2.59       476,498.01          729          72.12
New Jersey                 22        14,402,178.60          2.24       654,644.48          710          71.91
New Mexico                  3         1,960,495.30          0.30       653,498.43          703          70.64
New York                   26        14,748,619.66          2.29       567,254.60          723          68.45
North Carolina             18         6,839,266.29          1.06       379,959.24          738          74.02
Ohio                        1           195,396.77          0.03       195,396.77          753          71.64
Oklahoma                    1            81,272.58          0.01        81,272.58          793          80.00
Oregon                     10         4,785,204.35          0.74       478,520.44          758          75.50
Pennsylvania                5         1,971,458.06          0.31       394,291.61          705          72.30
South Carolina            151        41,176,517.73          6.40       272,692.17          741          76.97
Tennessee                   4           953,362.82          0.15       238,340.71          743          71.93
Texas                      74        33,848,933.84          5.26       457,418.02          733          74.63
Utah                        4         3,115,598.62          0.48       778,899.66          685          80.00
Virginia                   39        15,995,976.92          2.49       410,153.25          714          78.14
Washington                 12         5,338,302.91          0.83       444,858.58          726          73.29
Wisconsin                   5         1,687,270.61          0.26       337,454.12          675          70.48
---------------------------------------------------------------------------------------------------------------
Total:                  1,236      $643,231,597.87        100.00%     $520,413.91          724         73.49%
===============================================================================================================

(1) As of the Cut-off Date, no more than approximately 2.37% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



                                                                             30

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of        Average
                              Number of       Aggregate       Aggregate Cut-      Cut-Off       Weighted        Weighted
Current Mortgage Loan         Mortgage    Cut-Off Principal   Off Principal      Principal   Average Credit  Average Original
Principal Balances ($)         Loans           Balance          Balance           Balance        Score            LTV
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   2           $70,695.42         0.01%         $35,347.71        715             83.55%
50,000.01 - 100,000.00            24         1,868,500.29         0.29           77,854.18        722             71.19
100,000.01 - 150,000.00           83        10,445,480.13         1.62          125,849.16        746             73.90
150,000.01 - 200,000.00           90        15,898,995.86         2.47          176,655.51        731             74.82
200,000.01 - 250,000.00           39         8,816,344.78         1.37          226,060.12        730             72.90
250,000.01 - 300,000.00           62        17,089,641.77         2.66          275,639.38        729             76.54
300,000.01 - 350,000.00           54        17,646,041.96         2.74          326,778.55        746             77.09
350,000.01 - 400,000.00           70        26,679,250.55         4.15          381,132.15        730             72.37
400,000.01 - 450,000.00           96        41,092,481.88         6.39          428,046.69        723             73.94
450,000.01 - 500,000.00          128        61,260,151.62         9.52          478,594.93        731             73.81
500,000.01 - 550,000.00          110        57,822,153.57         8.99          525,655.94        721             74.68
550,000.01 - 600,000.00           95        54,811,707.98         8.52          576,965.35        724             75.65
600,000.01 - 650,000.00           79        49,377,516.82         7.68          625,031.86        718             74.09
650,000.01 - 700,000.00           51        34,647,335.03         5.39          679,359.51        723             76.79
700,000.01 - 750,000.00           46        33,574,417.30         5.22          729,878.64        726             73.11
750,000.01 - 800,000.00           31        24,127,153.20         3.75          778,295.26        716             75.49
800,000.01 - 850,000.00           26        21,520,658.46         3.35          827,717.63        727             74.63
850,000.01 - 900,000.00           23        20,322,531.11         3.16          883,588.31        723             69.08
900,000.01 - 950,000.00           22        20,391,212.99         3.17          926,873.32        704             73.91
950,000.01 - 1,000,000.00         34        33,682,820.89         5.24          990,671.20        721             63.02
1,000,000.01 - 1,500,000.00       67        84,019,270.73        13.06        1,254,018.97        718             72.79
1,500,000.01 - 2,000,000.00        3         5,247,235.53         0.82        1,749,078.51        728             73.46
2,500,000.01 - 3,000,000.00        1         2,820,000.00         0.44        2,820,000.00        732             60.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                         1,236      $643,231,597.87       100.00%        $520,413.91        724             73.49%
=============================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $520,414.




                                                                             31

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


             Original Loan-To-Value Ratios of the Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------
                                                      Percent of      Average
                    Number Of        Aggregate       Aggregate Cut-   Cut-Off                        Weighted
Original Loan-To-   Mortgage     Cut-Off Principal  Off Principal     Principal  Weighted Average     Average
Value Ratios (%)    Loans             Balance          Balance        Balance      Credit Score    Original LTV
---------------------------------------------------------------------------------------------------------------
15.01 - 20.00          1            $125,000.00          0.02%       $125,000.00        801            19.00%
20.01 - 25.00          3           1,598,599.79          0.25         532,866.60        779            21.26
25.01 - 30.00          2             527,029.48          0.08         263,514.74        709            26.83
30.01 - 35.00         12           5,970,382.08          0.93         497,531.84        717            33.05
35.01 - 40.00          8           5,229,505.18          0.81         653,688.15        710            37.81
40.01 - 45.00         16           8,314,903.96          1.29         519,681.50        729            43.30
45.01 - 50.00         24          14,606,469.78          2.27         608,602.91        718            48.20
50.01 - 55.00         29          15,573,110.33          2.42         537,003.80        719            52.70
55.01 - 60.00         36          21,167,476.03          3.29         587,985.45        727            57.98
60.01 - 65.00         47          28,853,306.07          4.49         613,900.13        723            63.23
65.01 - 70.00        116          68,855,449.23         10.70         593,581.46        718            68.54
70.01 - 75.00        154          85,041,616.18         13.22         552,218.29        729            73.60
75.01 - 80.00        762         376,658,957.44         58.56         494,303.09        724            79.50
80.01 - 85.00          7           2,226,278.22          0.35         318,039.75        724            83.94
85.01 - 90.00         12           5,210,370.44          0.81         434,197.54        721            89.72
90.01 - 95.00          7           3,273,143.66          0.51         467,591.95        710            94.98
---------------------------------------------------------------------------------------------------------------
Total:             1,236        $643,231,597.87        100.00%       $520,413.91        724            73.49%
===============================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 73.49%.

                                                                             32

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

            Current Mortgage Interest Rates of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                                      Percent of     Average
                    Number Of      Aggregate        Aggregate Cut-   Cut-Off                            Weighted
Current Mortgage    Mortgage    Cut-Off Principal   Off Principal   Principal      Weighted Average     Average
Interest Rates (%)    Loans         Balance            Balance        Balance         Credit Score   Original LTV
-----------------------------------------------------------------------------------------------------------------
3.001 - 3.250            1          $489,300.00          0.08%       $489,300.00          681             64.21%
3.501 - 3.750            1           688,000.00          0.11         688,000.00          743             80.00
3.751 - 4.000            5         2,653,948.39          0.41         530,789.68          764             71.43
4.001 - 4.250            9         3,059,093.06          0.48         339,899.23          767             66.97
4.251 - 4.500           29        13,433,031.51          2.09         463,207.98          748             64.34
4.501 - 4.750           44        19,944,612.63          3.10         453,286.65          744             70.58
4.751 - 5.000           91        39,924,987.97          6.21         438,736.13          732             71.97
5.001 - 5.250           98        43,651,986.80          6.79         445,428.44          744             70.38
5.251 - 5.500           94        44,491,951.68          6.92         473,318.63          721             72.02
5.501 - 5.750           90        49,347,058.04          7.67         548,300.64          719             69.81
5.751 - 6.000          159        80,631,842.93         12.54         507,118.51          725             72.40
6.001 - 6.250          201       104,596,041.47         16.26         520,378.32          724             73.59
6.251 - 6.500          200       106,093,893.21         16.49         530,469.47          718             75.95
6.501 - 6.750           96        62,083,109.21          9.65         646,699.05          722             78.44
6.751 - 7.000           57        31,546,240.24          4.90         553,442.81          707             74.28
7.001 - 7.250           27        16,817,417.09          2.61         622,867.30          715             75.48
7.251 - 7.500           18        12,710,274.71          1.98         706,126.37          709             75.23
7.501 - 7.750            6         3,690,054.73          0.57         615,009.12          680             76.65
7.751 - 8.000           10         7,378,754.20          1.15         737,875.42          718             82.61
-----------------------------------------------------------------------------------------------------------------
Total:               1,236      $643,231,597.87        100.00%       $520,413.91          724             73.49%
=================================================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.020% per annum.

                                                                             33

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                     Gross Margins of the Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------
                                                     Percent of       Average
                    Number Of       Aggregate       Aggregate Cut-    Cut-Off
                    Mortgage    Cut-Off Principal   Off Principal   Principal     Weighted Average  Weighted Average
Gross Margin (%)     Loans           Balance          Balance         Balance        Credit Score     Original LTV
--------------------------------------------------------------------------------------------------------------------
2.001 - 2.250        1,166      $612,176,816.07        95.17%        $525,023.00         723              73.72%
2.251 - 2.500            4         2,061,994.11         0.32          515,498.53         752              69.72
2.501 - 2.750           64        28,098,780.46         4.37          439,043.44         740              68.85
2.751 - 3.000            1           278,011.93         0.04          278,011.93         777              80.00
4.251 - 4.500            1           615,995.30         0.10          615,995.30         687              70.00
--------------------------------------------------------------------------------------------------------------------
Total:               1,236      $643,231,597.87       100.00%        $520,413.91         724              73.49%
====================================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.275% per annum.



                                                                             34

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

                     Rate Ceilings of the Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------
                                                      Percent of        Average
                    Number Of       Aggregate        Aggregate Cut-     Cut-Off                           Weighted
                     Mortgage    Cut-Off Principal   Off Principal     Principal      Weighted Average    Average
Rate Ceilings (%)     Loans          Balance           Balance           Balance        Credit Score    Original LTV
--------------------------------------------------------------------------------------------------------------------
less than 8.751          1          $452,000.00          0.07%        $452,000.00           758             80.00%
8.751 - 9.000            3         1,988,995.29          0.31          662,998.43           775             74.22
9.001 - 9.250            4         1,889,068.29          0.29          472,267.07           753             65.74
9.251 - 9.500           21        10,282,905.04          1.60          489,662.14           755             61.76
9.501 - 9.750           33        15,073,029.35          2.34          456,758.47           743             72.14
9.751 - 10.000          74        33,069,016.65          5.14          446,878.60           731             72.93
10.001 - 10.250         92        40,705,438.01          6.33          442,450.41           747             70.29
10.251 - 10.500         91        41,616,146.18          6.47          457,320.29           724             71.66
10.501 - 10.750         92        50,838,995.45          7.90          552,597.78           721             69.00
10.751 - 11.000        169        84,313,110.68         13.11          498,894.15           726             72.11
11.001 - 11.250        209       106,603,835.92         16.57          510,066.20           724             73.78
11.251 - 11.500        209       111,870,763.62         17.39          535,266.81           717             75.78
11.501 - 11.750        105        65,415,555.46         10.17          623,005.29           723             78.26
11.751 - 12.000         64        34,840,529.03          5.42          544,383.27           710             73.97
12.001 - 12.250         31        19,415,496.20          3.02          626,306.33           713             73.38
12.251 - 12.500         19        12,890,122.99          2.00          678,427.53           710             75.01
12.501 - 12.750          7         4,121,304.73          0.64          588,757.82           683             76.48
12.751 - 13.000         10         7,378,754.20          1.15          737,875.42           718             82.61
13.251 - 13.500          2           466,530.78          0.07          233,265.39           703             92.04
--------------------------------------------------------------------------------------------------------------------
Total:               1,236      $643,231,597.87        100.00%         $520,413.91          724             73.49%
====================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.081% per annum.


                                                                             35

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


              First Rate Adjustment Date of the Mortgage Loans (1)



------------------------------------------------------------------------------------------------------------------------
                                                          Percent of                                           Weighted
                       Number Of         Aggregate       Aggregate Cut-       Average                          Average
First Rate              Mortgage      Cut-Off Principal  Off Principal   Cut-Off Principal  Weighted Average   Original
Adjustment Date          Loans            Balance          Balance            Balance         Credit Score        LTV
------------------------------------------------------------------------------------------------------------------------
April 1, 2007               1            $688,000.00         0.11%          $688,000.00            743            80.00%
May 1, 2007                 1             489,300.00         0.08            489,300.00            681            64.21
October 1, 2007             4           1,842,175.91         0.29            460,543.98            700            81.56
November 1, 2007            8           3,500,037.54         0.54            437,504.69            722            75.43
December 1, 2007           17           6,917,940.32         1.08            406,937.67            729            70.46
January 1, 2008            20           7,072,530.12         1.10            353,626.51            713            68.28
February 1, 2008           12           4,515,347.88         0.70            376,278.99            744            59.59
March 1, 2008               9           3,468,059.04         0.54            385,339.89            741            70.59
April 1, 2008               1           1,119,683.33         0.17          1,119,683.33            749            70.00
August 1, 2008              1             465,769.86         0.07            465,769.86            754            54.75
October 1, 2009             2             421,385.74         0.07            210,692.87            697            84.58
November 1, 2009            3           1,304,537.80         0.20            434,845.93            700            76.28
December 1, 2009           21           9,621,546.05         1.50            458,168.86            750            70.26
January 1, 2010            41          22,425,522.72         3.49            546,963.97            737            69.22
February 1, 2010           51          26,012,758.19         4.04            510,054.08            730            69.50
March 1, 2010              69          30,336,271.98         4.72            439,656.12            736            70.59
April 1, 2010              98          42,014,818.20         6.53            428,722.63            730            72.74
November 1, 2010            1             711,618.56         0.11            711,618.56            745            43.60
June 1, 2011                4           1,135,215.27         0.18            283,803.82            683            79.06
October 1, 2011             1             195,181.00         0.03            195,181.00            785            80.00
November 1, 2011            3             941,202.94         0.15            313,734.31            720            71.15
December 1, 2011           18           4,417,491.99         0.69            245,416.22            724            77.04
January 1, 2012            29          11,203,860.86         1.74            386,340.03            712            70.45
February 1, 2012           22           9,188,440.77         1.43            417,656.40            736            74.14
March 1, 2012              96          58,387,240.28         9.08            608,200.42            728            74.82
April 1, 2012              94          61,563,831.00         9.57            654,934.37            709            74.35
April 1, 2013               1             360,530.96         0.06            360,530.96            757            80.00
August 1, 2013              6           2,948,235.59         0.46            491,372.60            723            75.68
September 1, 2013           6           3,374,238.65         0.52            562,373.11            743            60.00
November 1, 2013            3           1,121,469.46         0.17            373,823.15            723            77.94
December 1, 2013            6           2,474,264.09         0.38            412,377.35            704            73.02
January 1, 2014             7           2,811,914.78         0.44            401,702.11            716            46.76
February 1, 2014           19           7,626,828.21         1.19            401,412.01            722            74.24
March 1, 2014             100          58,906,325.63         9.16            589,063.26            712            76.96
April 1, 2014             207         152,781,220.27        23.75            738,073.53            723            74.61
August 1, 2014              1             352,277.99         0.05            352,277.99            756            79.99
September 1, 2014           1             565,039.14         0.09            565,039.14            708            75.00
October 1, 2014             3           1,118,062.57         0.17            372,687.52            707            78.96
November 1, 2014            1             389,127.06         0.06            389,127.06            685            80.00
January 1, 2015             5           2,277,999.55         0.35            455,599.91            751            61.27
February 1, 2015            3           1,449,999.99         0.23            483,333.33            741            64.23
March 1, 2015               7           3,078,280.67         0.48            439,754.38            743            77.99
October 1, 2016             6           1,403,246.86         0.22            233,874.48            727            78.20
November 1, 2016           27           5,401,399.62         0.84            200,051.84            752            77.49
December 1, 2016           66          12,725,163.82         1.98            192,805.51            755            79.35
January 1, 2017            49          11,034,716.27         1.72            225,198.29            748            76.34
February 1, 2017            2             645,992.00         0.10            322,996.00            759            77.45
March 1, 2017              24          18,361,719.34         2.85            765,071.64            714            70.07
April 1, 2017              59          42,063,778.00         6.54            712,945.39            708            74.21
------------------------------------------------------------------------------------------------------------------------
Total:                  1,236        $643,231,597.87       100.00%          $520,413.91            724            73.49%
========================================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First Rate Adjustment Date for the Mortgage Loans is expected to be approximately 69 months.





                                                                             36

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



                    Remaining Terms of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------
                                                        Percent of                                            Weighted
                   Number Of         Aggregate        Aggregate Cut-        Average                           Average
Remaining Term      Mortgage      Cut-Off Principal   Off Principal    Cut-Off Principal  Weighted Average    Original
 (Months)            Loans            Balance           Balance             Balance          Credit Score        LTV
-----------------------------------------------------------------------------------------------------------------------
161 - 180               1            $124,526.14         0.02%            $124,526.14             763           80.00%
301 - 320              22          11,077,891.02         1.72              503,540.50             731           67.59
321 - 340             386         171,871,816.87        26.72              445,263.77             735           70.48
341 - 360             791         449,043,603.74        69.81              567,691.03             720           74.65
461 - 480              36          11,113,760.10         1.73              308,715.56             706           79.10
-----------------------------------------------------------------------------------------------------------------------
Total:              1,236        $643,231,597.87       100.00%            $520,413.91             724           73.49%
=======================================================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 354 months.



                                                                             37

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------



             Credit Scoring of Mortgagors of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                                    Percent of                                           Weighted
                  Number Of        Aggregate       Aggregate Cut-        Average                         Average
                  Mortgage     Cut-Off Principal   Off Principal   Cut-Off Principal  Weighted Average   Original
Credit Scores      Loans           Balance            Balance            Balance        Credit Score       LTV
-----------------------------------------------------------------------------------------------------------------
801 - 850             38         $15,037,876.83         2.34%          $395,733.60          807           75.60%
751 - 800            394         186,972,438.01        29.07            474,549.34          773           73.52
701 - 750            408         225,441,436.11        35.05            552,552.54          724           73.76
651 - 700            343         186,039,880.42        28.92            542,390.32          681           72.61
601 - 650             50          28,140,176.24         4.37            562,803.52          637           75.17
Not Scored             3           1,599,790.26         0.25            533,263.42          N/A           84.92
-----------------------------------------------------------------------------------------------------------------
Total:             1,236        $643,231,597.87       100.00%          $520,413.91          724           73.49%
=================================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


      Original Debt-to-Income Ratio of Mortgagors of the Mortgage Loans (1)



-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Weighted
                     Number Of        Aggregate           Percent of           Average                           Average
Original Debt-to-    Mortgage     Cut-Off Principal   Aggregate Cut-Off   Cut-Off Principal   Weighted Average   Original
Income Ratios (%)      Loans           Balance        Principal Balance        Balance         Credit Score        LTV
-------------------------------------------------------------------------------------------------------------------------
Not Scored               412       $184,916,186.30           28.75%            $448,825.69          734           70.25%
1.01 - 5.00                1            119,043.69            0.02              119,043.69          801           61.54
5.01 - 10.00               7          2,860,959.95            0.44              408,708.56          723           76.93
10.01 - 15.00             13          8,385,930.16            1.30              645,071.55          720           69.52
15.01 - 20.00             43         22,875,240.14            3.56              531,982.33          733           75.04
20.01 - 25.00             65         34,578,700.60            5.38              531,980.01          722           72.39
25.01 - 30.00             97         53,327,972.08            8.29              549,772.91          730           72.93
30.01 - 35.00            155         88,656,826.07           13.78              571,979.52          718           76.70
35.01 - 40.00            218        133,015,298.91           20.68              610,161.92          714           74.77
40.01 - 45.00            143         78,968,419.61           12.28              552,226.71          726           75.38
45.01 - 50.00             59         24,586,737.92            3.82              416,724.37          701           74.39
50.01 - 55.00             15          5,682,400.91            0.88              378,826.73          715           76.17
55.01 - 60.00              7          4,959,085.15            0.77              708,440.74          696           76.31
65.01 - 70.00              1            298,796.38            0.05              298,796.38          713           80.00
-------------------------------------------------------------------------------------------------------------------------
Total:                 1,236       $643,231,597.87          100.00%            $520,413.91          724           73.49%
=========================================================================================================================


(1) As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Mortgage Loans (excluding the Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 34.53%.




                                                                             38

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


               Months Since Origination of the Mortgage Loans (1)



------------------------------------------------------------------------------------------------------------------
                                                   Percent of                                             Weighted
                Number Of        Aggregate        Aggregate Cut-        Average                            Average
Months Since    Mortgage     Cut-Off Principal   Off Principal     Cut-Off Principal   Weighted Average   Original
Origination      Loans            Balance            Balance            Balance           Credit Score      LTV
------------------------------------------------------------------------------------------------------------------
1 - 6               810       $456,077,847.23         70.90%         $563,059.07                720         74.73%
7 - 12               14          3,317,061.59          0.52           236,932.97                718         79.50
13 - 18               4          1,738,930.78          0.27           434,732.70                771         46.30
19 - 24               1            148,050.38          0.02           148,050.38                752         38.29
25 - 30             366        162,719,342.68         25.30           444,588.37                735         70.65
31 - 36              11          4,710,123.97          0.73           428,193.09                703         78.12
37 - 42              16          7,371,466.18          1.15           460,716.64                727         67.58
43 - 48              13          6,788,244.10          1.06           522,172.62                735         66.45
49 - 54               1            360,530.96          0.06           360,530.96                757         80.00
------------------------------------------------------------------------------------------------------------------
Total:            1,236       $643,231,597.87        100.00%         $520,413.91                724         73.49%
==================================================================================================================


(1) As of the Cut-off Date, the weighted average Months Since Origination of the Mortgage Loans is expected to be approximately 9 months.


                    Servicing Fees of the Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------
                                                          Percent of                                            Weighted
                      Number Of         Aggregate        Aggregate Cut-       Average                           Average
                      Mortgage      Cut-Off Principal    Off Principal   Cut-Off Principal    Weighted Average  Original
Servicing Fees (%)     Loans            Balance            Balance             Balance          Credit Score      LTV
------------------------------------------------------------------------------------------------------------------------
0.250                   1,172        $616,934,354.41        95.91%            $526,394.50            724          73.69%
0.375                     59           22,853,672.29         3.55              387,350.38            721          69.07
0.500                      5            3,443,571.17         0.54              688,714.23            739          67.51
------------------------------------------------------------------------------------------------------------------------
Total:                 1,236         $643,231,597.87       100.00%            $520,413.91            724          73.49%
========================================================================================================================


(2) As of the Cut-off Date, the weighted average Servicing Fees of the Mortgage Loans is expected to be approximately 0.256%



                                                                             39

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Banc of America Funding Corporation
 [LOGO]                    Mortgage Pass-Through Certificates, Series 2007-C
                      $640,978,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


          Historical Delinquency (Past 24 Months) of the Mortgage Loans


-------------------------------------------------------------------------------------------------------------------------
                                                         Percent of                                              Weighted
                      Number Of        Aggregate       Aggregate Cut-         Average                            Average
Historical            Mortgage     Cut-Off Principal   Off Principal    Cut-Off Principal    Weighted Average    Original
Delinquency            Loans           Balance            Balance             Balance          Credit Score        LTV
-------------------------------------------------------------------------------------------------------------------------
No Delinquencies       1,198       $628,859,677.36         97.77%           $524,924.61            724            73.50%
1 x 30                    20          6,950,411.54          1.08             347,520.58            733            74.16
2 x 30                    13          5,023,445.35          0.78             386,418.87            708            73.03
3 x 30                     5          2,398,063.62          0.37             479,612.72            719            69.04
-------------------------------------------------------------------------------------------------------------------------
Total:                 1,236       $643,231,597.87        100.00%           $520,413.91            724            73.49%
=========================================================================================================================




                                                                             40

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------